As filed with the Securities and Exchange Commission on February 21, 1997

                                         Registration No. 33-48605 and 811-06139
                                  (The 59 Wall Street International Equity Fund)
                                      (The 59 Wall Street Emerging Markets Fund)
===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER

                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 7


                                     and/or

                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 26



                          THE 59 WALL STREET FUND, INC.
               (Exact name of Registrant as specified in charter)

                 6 St. James Avenue, Boston, Massachusetts 02116
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code: (617)423-0800

PHILIP W. COOLIDGE                       Copy to: JOHN E. BAUMGARDNER, JR., ESQ.
6 St. James Avenue                                Sullivan & Cromwell
Boston, Massachusetts 02116                       125 Broad Street
Name and Address of Agent for Service)            New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)


[ ] immediately upon filing pursuant to pursuant to paragraph (b)
[ ] on (date)  pursuant  to  paragraph  (b)
[ ] 60 days  after  filing  pursuant  to paragraph (a) (i)
[ ] on (date)  pursuant to paragraph  (a)(i)
[X] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The International Equity Portfolio [and Emerging Markets Portfolio] have also executed this Registration Statement.


Registrant has registered an indefinite number of its shares of common stock pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed the Notice required by Rule 24f-2 on December 27, 1996, for Registrant's fiscal year ending October 31, 1996.



===============================================================================

                                EXPLANATORY NOTE




         This Amendment (the "Amendment") to the Registrant's Registration Statement relates to the Prospectuses of The 59 Wall Street International Equity Fund and The 59 Wall Street Emerging Markets Fund, each a series of shares of the Registrant. This Amendment is being filed in order to file disclosure documents pertaining to The 59 Wall Street Emerging Markets Fund and The 59 Wall Street International Equity Fund, each a new series of the Corporation.

         Two other series of shares of the Registrant, The 59 Wall Street European Equity Fund and The 59 Wall Street Pacific Basin Equity Fund, are offered by the combined Prospectus that is included in Part A of Amendment No. 23 to the Registrant's Registration Statement.

         The 59 Wall Street Small Company Fund, another series of shares of the Registrant, is offered by the Prospectus that is included in Part A of Amendment No. 22 to the Registrant's Registration Statement.

         The 59 Wall Street Short/Intermediate Fixed Income Fund, another series of shares of the Registrant, is offered by the Prospectus that is included in Part A of Amendment No. 25 to the Registrant's Registration Statement.

         This Amendment does not relate to, amend or otherwise affect the above-referenced Prospectuses, which are incorporated herein by reference.





 WS5465

                              CROSS REFERENCE SHEET
                          (as required by Rule 404(c))

N-1A Item No.                                           Location

Part A
  Item 1.   Cover Page . . . . . . . . . . . . . . . .  Cover Page
  Item 2.   Synopsis . . . . . . . . . . . . . . . . .  Expense Table
  Item 3.   Condensed Financial Information. . . . . .  Financial Highlights
  Item 4.   General Description of Registrant. . . . .  Investment Objective
                                                          and Restrictions;
                                                          Description of Shares
  Item 5.   Management of the Fund . . . . . . . . . .  Management of the
                                                          Corporation and the
                                                          Portfolio; Expense
                                                          Table
  Item 5A.  Management's Description of Fund
             Performance  . . . . . . . . . . .  . . .  Not Applicable
  Item 6.   Capital Stock and Other Securities . . . .  Description of Shares
  Item 7.   Purchase of Securities Being Offered . . .  Management of the
                                                          Corporation and the
                                                          Portfolio;
  Item 8.   Redemption or Repurchase . . . . . . . . .  Redemption of Shares
  Item 9.   Pending Legal Proceedings. ... . . . . . .  Not Applicable

Part B
  Item 10.  Cover Page . . . . . . . . . . . . . . . .  Cover Page
  Item 11.  Table of Contents. . . . . . . . . . . . .  Table of Contents
  Item 12.  General Information and History. . . . . .  Not Applicable
  Item 13.  Investment Objectives and Policies . . . .  Investment Objective and
                                                          Policies; Investment
                                                          Restrictions
  Item 14.  Management of the Fund . . . . . . . . . .  Directors, Trustees and
                                                          Officers
  Item 15.  Control Persons and Principal Holders
              of Securities  . . . . . . . . . . . . .  Directors, Trustees and
                                                          Officers
  Item 16.  Investment Advisory and Other Services . .   Administrator;
                                                          Distributor;
                                                          Investment Adviser;
  Item 17.  Brokerage Allocation and Other Practices .  Portfolio Transactions
  Item 18.  Capital Stock and Other Securities . . . .  Description of Shares
                                                         (in both the Prospectus
                                                          and the Statement of
                                                          Additional Information
  Item 19.  Purchase, Redemption and Pricing of
              Securities Being Offered. . . . . . . .   Purchase of Shares; Net
                                                          Asset Value;
                                                          Redemption in Kind
  Item 20.  Tax Status . . . . . . . . . . . . . . . .  Federal Taxes
  Item 21.  Underwriters . . . . . . . . . . . . . . .  Administrator;
                                                          Distributor; Purchase
                                                          of Shares
  Item 22.  Calculation of Performance Data  . . . . .  Computation of
                                                          Performance
  Item 23.  Financial Statements . . . . . . . . . . .  Financial Statements

Part C
     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

WS5464
PROSPECTUS


                    THE 59 WALL STREET EMERGING MARKETS FUND

                 6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116


         The 59 Wall Street Emerging Markets Fund is a separate portfolio of The 59 Wall Street Fund, Inc. Shares of the Fund are offered by this Prospectus.

         The Fund is designed to enable investors to participate in the opportunities available in emerging markets. The Fund's investment objective is to provide investors with long-term maximization of total return, primarily through capital appreciation. There can be no assurance that the Fund's investment objective will be achieved.

         INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN & CO. OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.

         THE CORPORATION SEEKS TO ACHIEVE THE INVESTMENT OBJECTIVE OF THE FUND BY INVESTING ALL OF THE FUND'S ASSETS IN THE EMERGING MARKETS PORTFOLIO, AN INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND.

         Brown Brothers Harriman & Co. is the investment adviser to the Portfolio and the administrator of and the shareholder servicing agent for the Fund. Shares of the Fund are offered at net asset value and without a sales charge to customers of Brown Brothers Harriman & Co. and to other investors of means.

         This Prospectus, which investors are advised to read and retain for future reference, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated February 28, 1997. This information is incorporated herein by reference and is available without charge upon request from the Fund's distributor, 59 Wall Street Distributors, Inc., 6 St. James Avenue, Boston, Massachusetts 02116.



  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   The date of this Prospectus is [ ], 1997.

                                TABLE OF CONTENTS
                                              Page

Expense Table ...................................    3        Management of the Corporation and
Financial Highlights.............................    4          the Portfolio.....................               12
 .....................                                         Net Asset Value ....................               17
   ..............................................    5        Dividends and Distributions.........               17
Investment Objective and Policies................    5        Taxes...............................               18
Investment Restrictions..........................    9        Description of Shares...............               19
Purchase of Shares...............................    10       Additional Information..............               20
Redemption of Shares.............................    11       Appendix............................               21

                          TERMS USED IN THIS PROSPECTUS


Corporation...........................The 59 Wall Street Fund, Inc.
Fund..................................The 59 Wall Street Emerging Markets Fund
                                       (the "Emerging Markets Fund")
Portfolio.............................Emerging Markets Portfolio
Investment Adviser....................Brown Brothers Harriman & Co.
Administrator of the Corporation......Brown Brothers Harriman & Co.
Administrator of the Portfolio........Brown Brothers Harriman Trust Company
                                         (Cayman) Limited
Subadministrator of the Corporation...59 Wall Street Administrators, Inc.
                                        ("59 Wall Street Administrators")
Subadministrator of the Portfolio.....Signature Financial Group (Cayman)
                                          Limited ("SFG-Cayman")
Distributor...........................59 Wall Street Distributors, Inc.
                                         ("59 Wall Street Distributors")
1940 Act..............................The Investment Company Act of 1940,
                                          as amended

EXPENSE TABLE


         The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses of the Fund and the Portfolio, as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in the Fund. THE DIRECTORS OF THE CORPORATION BELIEVE THAT THE AGGREGATE PER SHARE EXPENSES OF THE FUND AND THE PORTFOLIO WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE CORPORATION RETAINED THE SERVICES OF AN INVESTMENT ADVISER ON BEHALF OF THE FUND AND THE ASSETS OF THE FUND WERE INVESTED DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE PORTFOLIO.

                        SHAREHOLDER TRANSACTION EXPENSES



Sales Load Imposed on Purchases                               None
Sales Load Imposed on Reinvested Dividends                    None
Deferred Sales Load                                           None
Redemption Fee                                                None


                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)

Investment Advisory Fee ................................               0.90%
12b-1 Fee ..............................................               None
Other Expenses
   Administration Fee .................................    0.125%
   Shareholder Servicing/Eligible Institution
   Fee .................................................   0.25
   Other Expenses ......................................   0.435        0.81
                                                           ----         ----
Total Fund Operating Expenses ..........................                1.71%



EXAMPLE                                                   1 YEAR        3 YEARS
-------                                                   ------        -------

A shareholder of the Fund would pay
the following expenses on a $1,000
investment, assuming (1) 5% annual
return, and (2) redemption at the
end of each time period:                                    $18            $54
                                                            ---            ---

     The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. In connection with the Example, please note that $1,000 is currently less than the Fund's minimum purchase requirement. The purpose of this table is to assist investors in understanding the various costs and expenses that shareholders of the Fund bear directly or indirectly.

     For more information with respect to the expenses of the Fund see "Management of the Corporation and the Portfolio" herein.

INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund and the Portfolio is to provide investors with long-term maximization of total return, primarily through capital appreciation.

     The investment objective of the Fund and the Portfolio is a fundamental policy and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be. (See "Additional Information" in this Prospectus.) However, the investment policies as described below which are the same for the Fund and the Portfolio are not fundamental and may be changed without such approval.

         The assets of the Portfolio under normal circumstances are fully invested in equity securities of issuers domiciled in or with substantial operations in emerging markets. For purposes of this prospectus, "emerging markets" are defined as countries (i) which are included in the MSCI Emerging Markets Index or the IFC Emerging Markets Investable Index (ii) which have a gross national product per capita of $2,000 or less at the time of the Portfolio's investment, or (iii) which are generally considered to be developing or emerging countries by the United Nations development programme or by the World Bank and the International Finance Corporation. These emerging markets currently include, but are not limited to, markets such as China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Venezuela, Czech Republic, Greece, Hungary, Israel, Jordan, Poland, Portugal, Russia, South Africa and Turkey.

     Emerging markets now comprise roughly 10% of the world's stock market capitalization. Many emerging markets are expected to continue to experience faster economic growth rates than those found in more developed markets such as the U.S., Japan and Western Europe. While the Fund offers the opportunity for substantial long term investment return, it also involves above average investment risk and volatility of investment return.

     In constructing the Portfolio, emphasis is placed on the equity securities of companies with strong fundamentals such as leading industry position, effective management, competitive products and services, high or improving return on investment and a sound financial structure. Selection of individual equities is the product of a disciplined process which systematically evaluates growth expectations relative to price levels.

     The Investment Adviser, during normal market conditions, intends to broadly diversify the Portfolio among emerging markets with no more than 15% of the assets of the Portfolio in any single market. The Investment Adviser allocates investment among various countries based upon the economic environment, liquidity conditions, valuation levels, expected earnings growth, government policies and political stability. As a result, the Portfolio's assets are allocated among countries in a manner which does not reflect the relative size or valuation of the country's capital market or a country's relative gross domestic product ("GDP") or population.

     Although the assets of the Portfolio are expected to be invested primarily in common stocks, other securities with equity characteristics may be purchased, including securities convertible into common stock, rights and warrants. These equity securities may be purchased directly or in the form of American Depository Receipts, Global Depository Receipts or other similar securities representing securities of foreign-based companies. Although the Portfolio invests primarily in equity securities which are traded on national securities exchanges, those which are traded in over-the-counter markets may also be purchased for the Portfolio. (See "Investment Restrictions".) The Portfolio may invest in securities of appropriate closed-end investment companies in order to obtain participation in markets which restrict foreign investment or to obtain more favorable investment terms for the Portfolio. The Portfolio may invest in emerging market debt securities if the Investment Adviser determines that the total return of debt securities is likely to equal or exceed the capital appreciation of equity securities. Such debt instruments may take the form of bonds, notes, bills, commercial paper and bank deposits which usually have no rating or a low rating and which are not considered to be superior in investment quality to equity securities of the same issuers.

         For temporary defensive purposes, the Portfolio may hold, without limit, debt obligations of the U.S. government and U.S. dollar deposits held at banks which are rated within the three highest rating categories for debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees. It is impossible to predict for how long such a defensive strategy will be utilized.

                               HEDGING STRATEGIES

         Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes and stocks may be purchased and futures contracts on stock indexes may be entered into for the Portfolio. Put and call options on currency may also be purchased for the Portfolio for the sole purpose of reducing risk. In each case the current intention is not to do so in such a manner that more than 5% of the Portfolio's net assets would be at risk.

         The Investment Adviser enters into forward foreign exchange contracts in order to protect the dollar value of all investments in securities denominated in foreign currencies. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.


                               PORTFOLIO BROKERAGE

         The Portfolio is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year. For the fiscal year ended October 31, 1997 the portfolio turnover rate of the Portfolio is expected to be [ ]%. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

         In effecting securities transactions the Investment Adviser seeks to obtain the best price and execution of orders. All of the transactions for the Portfolio are executed through qualified brokers. In selecting such brokers, the Investment Adviser considers the quality and reliability of brokerage services, including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's performance and financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

         The Investment Adviser may direct a portion of a Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

         All of the transactions for the Fund are executed through qualified brokers other than Brown Brothers Harriman & Co. In selecting such brokers, the Investment Adviser considers the quality and reliability of brokerage services, including execution capability and performance and financial responsibility, and may consider the research and other investment information provided by such brokers. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

         On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

                                  RISK FACTORS


         FOREIGN INVESTMENTS. Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States.

         The value of the investments of the Portfolio may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of GDP, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. It may be more difficult to obtain and enforce a judgment against a foreign company. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Portfolio by domestic companies.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the investments of the Portfolio are less liquid and their prices are more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. companies, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, fixed commissions are normally paid that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and companies in foreign countries than in the United States.

         The foreign investments made for the Portfolio are made in compliance with the currency regulations and tax laws of the United States and foreign governments. There may be foreign government regulations and laws which restrict the amounts and types of foreign investments.

         Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolio holds various foreign currencies from time to time, the value of the net assets of the Portfolio as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Portfolio also incurs costs in connection with conversion between various currencies.

         EMERGING MARKETS. The Portfolio invests primarily in equity securities of companies in emerging markets countries. Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) the small current size of the markets for securities of emerging markets issuers and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

                           OTHER INVESTMENT TECHNIQUES

         SHORT-TERM INVESTMENTS. The assets of the Portfolio may be invested in non-U.S. dollar denominated and U.S. dollar denominated bank deposits and short-term instruments. Cash is held for the Portfolio in demand deposit accounts with the Portfolio's custodian bank.

         RESTRICTED SECURITIES. Securities that have legal or contractual restrictions on their resale may be acquired for the Portfolio. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities for the Portfolio reflects any limitation on their liquidity. (See "Investment Restrictions".)

         LOANS OF PORTFOLIO SECURITIES. Loans up to 30% of the total value of the securities of the Portfolio are permitted. These loans must be secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending the securities of the Portfolio, the Portfolio's income can be increased by the Portfolio's continuing to receive income on the loaned securities as well as by the opportunity for the Portfolio to receive interest on the collateral. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Securities may be purchased for the Portfolio on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Portfolio until delivery and payment take place. At the time the commitment to purchase securities for the Portfolio on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Portfolio's net asset value. The Portfolio maintains with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. At the time of its acquisition, a when- issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Portfolio may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because securities denominated in currencies other than the U.S. dollar are bought and sold for the Portfolio, and interest, dividends and sale proceeds are received by the Portfolio in currencies other than the U.S. dollar, foreign currency exchange transactions from time to time are entered into for the Portfolio to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Foreign currency exchange transactions are agreements to exchange currencies at a specific rate either for settlement two days thereafter (i.e., spot market or spot contracts) or for settlement on a future date (i.e., forward contracts).

         INVESTMENT COMPANY SECURITIES. Subject to applicable statutory and regulatory limitations, the assets of the Portfolio may be invested in shares of other investment companies. Under the 1940 Act, assets of the Portfolio may be invested in shares of other investment companies in connection with a merger, consolidation, acquisition or reorganization or if immediately after such investment (i) 10% or less of the market value of the Portfolio's total assets would be so invested, (ii) 5% or less of the market value of the Portfolio's total assets would be invested in the shares of any one such company, and (iii) 3% or less of the total outstanding voting stock of any other investment company would be owned by the Portfolio. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its PRO RATA portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.

INVESTMENT RESTRICTIONS

         The Statement of Additional Information for the Fund includes a listing of the specific investment restrictions which govern the investment policies of the Fund and the Portfolio. Certain of these investment restrictions are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be (See "Additional Information" in this Prospectus), including a restriction that excluding the investment of all of the Fund's investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, not more than 10% of the net assets of the Fund or the Portfolio may be invested in securities that are subject to legal or contractual restrictions on resale.

         Since the investment restrictions of the Fund correspond directly to those of the Portfolio, the following is a discussion of the various investment restrictions of the Portfolio.

         As a non-fundamental policy, money is not borrowed for the Portfolio in an amount in excess of 10% of its assets. Money is borrowed only from banks and only either to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations. Securities are not purchased for the Portfolio at any time at which the amount of its borrowings exceed 5% of its assets.

         As a non-fundamental policy, at least 65% of the value of the total assets of the Portfolio is invested in equity securities based in emerging markets. For these purposes, equity securities are defined as common stock, securities convertible into common stock, corporation or limited partnership interests, rights and warrants and include securities purchased directly and in the form of American Depository Receipts, Global Depositary Receipts or other similar securities representing securities of foreign-based companies.

         In accordance with applicable regulations, the Portfolio does not purchase any OTC option, repurchase agreement maturing in more than seven days, security of a foreign issuer which is not registered or not exempt from registration under the Securities Act of 1933, security of a company which, including predecessors, has a record of less than three years of operations, or other security that is not readily marketable, if after such purchase more than 10% of the market value of the Fund's net assets would be represented by such investments.

         The Fund is classified as "non-diversified" under the 1940 Act, which means that the Fund is not limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single company (although certain diversification requirements are imposed by the Internal Revenue Code of 1986, as amended). The possible assumption of large positions in the securities of a small number of companies may cause the performance of the Fund to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.

PURCHASE OF SHARES

         Shares of the Fund are offered on a continuous basis at their net asset value without a sales charge. The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Shares of the Fund may be purchased on any day the New York Stock Exchange is open for regular trading if the Corporation receives the purchase order and acceptable payment for such order prior to 4:00 P.M., New York time. Purchases of Fund shares are then executed at the net asset value per share next determined on that same day. Purchases must be paid for in immediately "available" funds on the next business day after the purchase order has been executed on the books of the Corporation.

         An investor who has an account with an Eligible Institution (see page []) or a Financial Intermediary (see page []) may place purchase orders for Fund shares with the Corporation through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the purchase of Fund shares.

         An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through the Fund's Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. All purchase orders for initial and subsequent purchases are executed at the net asset value per share next determined after the Corporation's custodian, State Street Bank and Trust Company, has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. Brown Brothers Harriman & Co., as the Fund's Shareholder Servicing Agent, has established a minimum initial purchase requirement for the Fund of $100,000 and a minimum subsequent purchase requirement for the Fund of $25,000. These minimum purchase requirements may be amended from time to time.

         Inquiries regarding the manner in which purchases of Fund shares may be effected and other matters pertaining to the Fund should be directed to Brown Brothers Harriman & Co., the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.)

REDEMPTION OF SHARES

         A redemption request must be received by the Corporation prior to 4:00 P.M., New York time on any day the New York Stock Exchange is open for regular trading. Such a redemption is executed at the net asset value per share next determined on that same day. Shares continue to earn dividends declared, if any, through the business day a redemption request is executed on the books of the Corporation.

         Shares held by an Eligible Institution or a Financial Intermediary on behalf of a shareholder must be redeemed through that Eligible Institution or Financial Intermediary pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. Proceeds of a redemption are paid to that shareholder's account at that Eligible Institution or Financial Intermediary. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the redemption of Fund shares.

         Shares held directly in the name of a shareholder on the books of the Corporation may be redeemed by submitting a redemption request in good order to the Corporation through the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.) Proceeds resulting from such redemption are paid by the Corporation directly to the shareholder in "available" funds generally on the next business day after the redemption request is executed, and in any event within seven days.

                         REDEMPTIONS BY THE CORPORATION

         The Fund's Shareholder Servicing Agent (see page []), each Eligible Institution (see page []) and each Financial Intermediary (see page []) may establish and amend from time to time for their respective customers a minimum account size. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the shareholder's remaining shares may be redeemed. If such remaining shares are to be redeemed, the shareholder is so notified and is allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed. Brown Brothers Harriman & Co., as the Fund's Shareholder Servicing Agent, has established a minimum account size of $25,000.

                         FURTHER REDEMPTION INFORMATION

         In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

         The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares. Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

         An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.

         The Corporation has reserved the right to pay the amount of a redemption from the Fund, either totally or partially, by a distribution in kind of securities (instead of cash) from the Fund. (See "Net Asset Value; Redemption in Kind" in the Statement of Additional Information.)

         A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed for up to seven days and for such other periods as the 1940 Act may permit. (See "Additional Information" in the Statement of Additional Information.)

MANAGEMENT OF THE CORPORATION AND THE PORTFOLIO


                        DIRECTORS, TRUSTEES AND OFFICERS

         The Corporation's Directors, in addition to supervising the actions of the Administrator of the Corporation and Distributor of the Fund, as set forth below, decide upon matters of general policy with respect to the Corporation. The Portfolio's Trustees, in addition to supervising the actions of the Portfolio's Investment Adviser and Administrator, as set forth below, decide upon matters of general policy with respect to the Portfolio. The Corporation's Directors are not the same individuals as the Portfolio's Trustees.

         Because of the services rendered to the Portfolio by the Investment Adviser and to the Corporation and the Portfolio by their respective Administrators, the Corporation and the Portfolio require no employees, and their respective officers, other than the Chairmen, receive no compensation from the Fund or the Portfolio. (See "Directors, Trustees and Officers" in the Statement of Additional Information.)

         The Directors of the Corporation are:

         J.V. Shields, Jr.
                  CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF SHIELDS & COMPANY Eugene P. Beard
                  VICE CHAIRMAN -- FINANCE AND OPERATIONS OF THE INTERPUBLIC GROUP OF COMPANIES
         David P. Feldman
                  CHAIRMAN AND CHIEF EXECUTIVE OFFICER -- AT&T INVESTMENT MANAGEMENT CORPORATION
         Alan G. Lowy
                  PRIVATE INVESTOR
         Arthur D. Miltenberger
                  VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF RICHARD K. MELLON AND SONS

         The Trustees of the Portfolio are:

         H.B. Alvord
                  RETIRED, FORMER TREASURER AND TAX COLLECTOR OF LOS ANGELES COUNTY
         Richard L. Carpenter
                  DIRECTOR OF INTERNAL INVESTMENTS OF THE PUBLIC SCHOOL EMPLOYEES' RETIREMENT SYSTEM
         Clifford A. Clark
                  RETIRED,FORMER SENIOR MANAGER OF BROWN BROTHERS HARRIMAN & CO. David M. Seitzman
                  PRACTICING PHYSICIAN WITH SEITZMAN, SHUMAN, KWART AND PHILLIPS



                               INVESTMENT ADVISER

         The Investment Adviser to the Portfolio is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts.

         Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Portfolio. Subject to the general supervision of the Portfolio's Trustees, Brown Brothers Harriman & Co. makes the day-to-day investment decisions for the Portfolio places the purchase and sale orders for portfolio transactions, and generally manages the investments of the Portfolio. Brown Brothers Harriman & Co. provides a broad range of investment management services for customers in the United States and abroad. At June 30, 1996, it managed total assets of approximately $25 billion.

[INSERT PORTFOLIO MANAGER BIO]

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by Brown Brothers Harriman & Co. under the Investment Advisory Agreement, Brown Brothers Harriman & Co. receives from the Portfolio an annual fee, computed daily and payable monthly, equal to 0.90% of the Fund's average daily net assets. Brown Brothers Harriman & Co. and its affiliates also receive an administration fee from the Fund and the Portfolio and a shareholder servicing/eligible institution fee from the Fund equal to 0.16% and 0.25%, respectively, of the Fund's average daily net assets.

         The investment advisory services of Brown Brothers Harriman & Co. to the Portfolio are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman & Co. is free to and does render investment advisory services to others, including other registered investment companies.

         Pursuant to a license agreement between the Corporation and Brown Brothers Harriman & Co. dated September 5, 1990, as amended as of December 15, 1993, the Corporation may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co. The agreement may be terminated by Brown Brothers Harriman & Co. at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between the Fund or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman & Co. Termination of the agreement would require the Corporation to change its name and the name of the Fund to eliminate all reference to "59 Wall Street".

         Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a "Licensee"), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co., only if Brown Brothers Harriman & Co. does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to "59 Wall Street".

                                 ADMINISTRATORS

         Brown Brothers Harriman & Co. acts as Administrator of the Corporation and Brown Brothers Harriman Trust Company (Cayman) Limited acts as Administrator of the Portfolio. (See "Administrators" in the Statement of Additional Information.) Brown Brothers Harriman Trust Company (Cayman) Limited is a wholly-owned subsidiary of Brown Brothers Harriman Trust Company of New York, which is a wholly-owned subsidiary of Brown Brothers Harriman & Co.

         In its capacity as Administrator of the Corporation, Brown Brothers Harriman & Co. administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman & Co. (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Fund's Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for the Fund and reports to shareholders and the Securities and Exchange Commission.

         For the services rendered to the Corporation and related expenses borne by Brown Brothers Harriman & Co., as Administrator of the Corporation, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.125% of the Fund's average daily net assets.

         Brown Brothers Harriman Trust Company (Cayman) Limited, in its capacity as Administrator of the Portfolio, administers all aspects of the Portfolio's operations subject to the supervision of the Portfolio's Trustees except as set forth above under "Investment Adviser". In connection with its responsibilities as Administrator for the Portfolio and at its own expense, Brown Brothers Harriman Trust Company (Cayman) Limited (i) provides the Portfolio with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including the maintenance of certain books and records, receiving and processing requests for increases and decreases in the beneficial interests in the Portfolio, notification to the Investment Adviser of "available" funds for investment, reconciliation of account information and balances between the Custodian and the Investment Adviser, and processing, investigating and responding to investor inquiries; (ii) oversees the performance of administrative and professional services to the Portfolio by others, including the Custodian; (iii) provides the Portfolio with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Portfolio's registration statement for filing with the Securities and Exchange Commission, and the preparation of tax returns for the Portfolio and reports to investors and the Securities and Exchange Commission.

         For the services rendered to the Portfolio and related expenses borne by Brown Brothers Harriman Trust Company (Cayman) Limited as Administrator of the Portfolio, Brown Brothers Harriman Trust Company (Cayman) Limited receives from the Portfolio an annual fee, computed daily and payable monthly, equal to 0.035% of the Portfolio's average daily net assets.

         Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman & Co., 59 Wall Street Administrators performs such subadministrative duties for the Corporation as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 6 St. James Avenue, Boston, Massachusetts 02116. 59 Wall Street Administrators is a wholly-owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG is not affiliated with Brown Brothers Harriman & Co. 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Corporation, participation in the preparation of documents required for compliance by the Corporation with applicable laws and regulations, preparation of certain documents in connection with meetings of Directors and shareholders of the Corporation, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Fund.

         Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman Trust Company (Cayman) Limited, SFG-Cayman performs such subadministrative duties for the Portfolio as are from time to time agreed upon by the parties. The offices of SFG-Cayman are located at Elizabethan Square, George Town, Grand Cayman BWI. SFG-Cayman is a wholly-owned subsidiary of SFG. SFG- Cayman's subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Portfolio, participation in the preparation of documents required for compliance by the Portfolio with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees of and investors in the Portfolio, and other functions that would otherwise be performed by the Administrator of the Portfolio as set forth above. For performing such subadministrative services, SFG-Cayman receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Portfolio.

                           SHAREHOLDER SERVICING AGENT

         The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co., as agent for the Corporation with respect to the Fund, among other things: answers inquiries from shareholders of and prospective investors in the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in the Fund may reasonably request. For these services, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to .25% of the Fund's average daily net assets represented by shares owned during the period for which payment was being made by shareholders who did not hold their account with an eligible institution.

                            FINANCIAL INTERMEDIARIES

         From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

                              ELIGIBLE INSTITUTIONS

         The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which that financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, that financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by shares owned during the period for which payment was being made by customers for whom that financial institution was the holder or agent of record.

                            EXPENSE PAYMENT AGREEMENT

         Under an agreement dated [ ], 59 Wall Street Administrators pays the Portfolio's expenses, other than fees paid to Brown Brothers Harriman & Co. under the Portfolio's Administration Agreement and other than expenses relating to the organization of the Portfolio. In return, 59 Wall Street Administrators receives a fee from the Portfolio such that after such payment the aggregate expenses of the Portfolio do not exceed an agreed upon annual rate, currently
[ ]% of the average daily net assets of the Portfolio. Such fees are computed daily and paid monthly. There is no comparable expense payment agreement for the Fund. Consequently, total expenses of the Fund will vary.

         The expense payment agreement of the Portfolio will terminate on [ ]. After the expense payment agreement terminates, the Directors of the Corporation estimate that, at the Fund's current level, the total operating expenses of the Fund may increase to approximately [ ]% of the Fund's average annual net assets.


                                   DISTRIBUTOR

         59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 6 St. James Avenue, Boston, Massachusetts 02116. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Corporation pays for the preparation, printing and filing of copies of the Corporation's registration statements and the Fund's prospectus as required under federal and state securities laws. (See "Distributor" in the Statement of Additional Information.)

         59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.

                             CUSTODIAN, TRANSFER AND
                            DIVIDEND DISBURSING AGENT

         State Street Bank and Trust Company ("State Street" or the "Custodian"), 225 Franklin Street, P.O. Box 351, Boston, Massachusetts 02110, is Custodian for the Fund and the Portfolio and Transfer and Dividend Disbursing Agent for the Fund.

         As Custodian for the Fund, it is responsible for holding the Fund's assets (i.e., cash and the Fund's interest in the Portfolio) pursuant to a custodian agreement with the Corporation. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Corporation, the Custodian maintains the accounting records for the Fund and each day computes the net asset value per share of the Fund. As Transfer and Dividend Disbursing Agent it is responsible for maintaining the books and records detailing the ownership of the Fund's shares.

         As Custodian for the Portfolio, it is responsible for maintaining books and records of portfolio transactions and holding the Portfolio's securities and cash pursuant to a custodian agreement with the Portfolio. Cash is held for the Portfolio in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Portfolio, the Custodian maintains the accounting and portfolio transaction records for the Portfolio and each day computes the net asset value and net income of the Portfolio.

                              INDEPENDENT AUDITORS

         Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Fund. Deloitte & Touche, Grand Cayman are the independent auditors for the Portfolio.

NET ASSET VALUE

         The Fund's net asset value per share is determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.

         The determination of the Fund's net asset value per share is made by subtracting from the value of the total assets of the Fund (i.e., the value of its investment in the Portfolio and other assets) the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

         The value of the Fund's investment in the Portfolio is also determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.

         The determination of the value of the Fund's investment in the Portfolio is made by subtracting from the value of the total assets of the Portfolio the amount of the Portfolio's liabilities and multiplying the difference by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

         Values of assets held by the Fund and the Portfolio are determined on the basis of their market or other fair value. (See "Determination of Net Asset Value; Redemption in Kind" in the Statement of Additional Information.)

DIVIDENDS AND DISTRIBUTIONS

         Substantially all of the Fund's net investment income ("Net Income"), including its pro rata share of the Portfolio's net income and realized net short-term capital gains in excess of net long-term capital losses is declared and paid to Fund shareholders at least annually as a dividend, and substantially all of the Fund's pro rata share of the Portfolio's realized net long-term capital gains in excess of net short-term capital losses is declared and paid to Fund shareholders on an annual basis as a capital gains distribution. An additional dividend and/or capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. (See "Taxes" below.) Dividends and capital gains distributions are payable to Fund shareholders of record on the record date.

         Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, dividends and capital gains distributions are automatically reinvested in additional Fund shares without reference to the minimum subsequent purchase requirement. The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

         A shareholder whose shares are held by Brown Brothers Harriman & Co. on behalf of the shareholder and who elects to have dividends and capital gains distributions paid in cash has the amount of such dividends and capital gains distributions automatically credited to the shareholder's account with Brown Brothers Harriman & Co. Such a shareholder who elects to have dividends and capital gains distributions reinvested is able to do so, in both whole and fractional shares.

         Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES

         Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended. Accordingly, the Fund is not subject to federal income taxes on its Net Income and realized net long-term capital gains in excess of net short-term capital losses that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Corporation intends to continue to meet such requirements. The Portfolio is also not required to pay any federal income or excise taxes.

         Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Dividends paid from the Fund are not eligible for the dividends-received deduction allowed to corporate shareholders because the Portfolio's Net Income does not consist of dividends paid by domestic corporations. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

         Any dividend or capital gains distribution has the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a dividend or capital gains distribution, the dividend or capital gains distribution, although constituting a return of invested capital, would be taxable as described above. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of shares in the Fund held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares.

         The Fund may be subject to foreign withholding taxes and if more than 50% of the value of the Fund's share of the Portfolio's total assets at the close of any fiscal year consists of stock or securities of foreign corporations, at the election of the Corporation any such foreign income taxes paid by a Fund may be treated as paid directly by its shareholders. The Corporation makes such an election only if it deems it to be in the best interest of the Fund's shareholders and notifies shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Corporation makes the election, each Fund shareholder would be required in computing federal income tax liability to include in income that shareholder's proportionate share of the amount of foreign income taxes paid by the Fund and would be entitled to claim either a credit (which is subject to certain limitations), or, if deductions are itemized, a deduction for that shareholder's share of the foreign income taxes paid by the Fund. (No deduction is permitted in computing alternative minimum tax liability.) Certain entities, including corporations formed as part of corporate pension or profit-sharing plans and certain charitable and other organizations described in Section 501 (c) of the Internal Revenue Code, as amended, that are generally exempt from federal income taxes may not receive any benefit from the election by the Corporation to "pass through" foreign income taxes to the Fund's shareholders.

         Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

                              STATE AND LOCAL TAXES

         The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

                                FOREIGN INVESTORS

         The Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Fund since alternative investments are available which would not be subject to United States withholding tax.

                                OTHER INFORMATION

         Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January.

         This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES

         The Corporation is an open-end management investment company organized on July 16, 1990, as a corporation under the laws of the State of Maryland. Its offices are located at 6 St. James Avenue, Boston, Massachusetts 02116; its telephone number is (617)423-0800.

         The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are six such series in addition to the Fund.

         Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         Shareholders of the Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights. The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or Bylaws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors of the Corporation by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors of the Corporation. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders.

         The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

         The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution, may vote any shares as to which that Eligible Institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution is the agent of record. Any shares so voted by an Eligible Institution are deemed represented at the meeting for purposes of quorum requirements.

         The Portfolio, in which all of the assets of the Fund are invested, is organized as a trust under the law of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the Fund in the Portfolio.

         Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 P.M., New York time on each such business day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 P.M., New York time on the following business day of the Portfolio.

         Whenever the Corporation is requested to vote on a matter pertaining to the Portfolio, the Corporation will vote its shares without a meeting of shareholders of the Fund if the proposal is one, if which made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

ADDITIONAL INFORMATION

         As used in this Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

         Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors. The annual report also contains performance information and is made available to investors upon request and without charge.

         Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different sales commissions and other operating expenses which may generate different aggregate performance results. Information concerning other investors in the Portfolio is available from Brown Brothers Harriman & Co. (See the back cover for the address and phone number.)

         The Corporation may withdraw the Fund's investment in the Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if the Board of Directors of the Corporation determines that it is otherwise in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors of the Corporation would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio. In the event the Directors of the Corporation were unable to accomplish either, the Directors will determine the best course of action.

         A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

         The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the [ ]) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

         Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

         This Prospectus omits certain of the information contained in the Statement of Additional Information and the Registration Statement filed with the Securities and Exchange Commission. The Statement of Additional Information may be obtained from 59 Wall Street Distributors without charge and the Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the Rules and Regulations of the Commission.

APPENDIX - HEDGING STRATEGIES

         OPTIONS ON STOCK INDEXES. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange), the New York Stock Exchange Composite Index (New York Stock Exchange), The Financial Times-Stock Exchange 100 (London Traded Options Market), the Nikkei 225 Stock Average (Osaka Securities Exchange) and Tokyo Stock Price Index (Tokyo Stock Exchange).

         Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price ("strike price"), an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier". Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received is equal to such difference between the closing price of the index and the strike price of the option expressed in U.S. dollars or a foreign currency, as the case may be, times a specified multiple.

         The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

         OPTIONS ON CURRENCIES. A call option on a currency gives the purchaser of the option the right to buy the underlying currency at a fixed price, either at any time during the option period (American style) or on the expiration date (European style). Similarly, a put option gives the purchaser of the option the right to sell the underlying currency at a fixed price, either at any time during the option period or on the expiration date. To liquidate a put or call option position, a "closing sale transaction" may be made for a Portfolio at any time prior to the expiration of the option, such a transaction involves selling the option previously purchased. Options on currencies are traded both on recognized exchanges (such as the Philadelphia Options Exchange) and over-the-counter.

         The value of a currency option purchased depends upon future changes in the value of that currency before the expiration of the option. Accordingly, the successful use of options on currencies is subject to the Investment Adviser's ability to predict future changes in the value of currencies over the short term. Brokerage costs are incurred in the purchase of currency options and an incorrect assessment of future changes in the value of currencies may result in a poorer overall performance than if such a currency had not been purchased.

THE 59 WALL STREET FUND, INC.

Investment Adviser and
Administrator of the Corporation
BROWN BROTHERS HARRIMAN & CO.               THE 59 WALL ST.
59 WALL STREET
NEW YORK, NEW YORK  10005                   EMERGING MARKETS FUND



Distributor                                 PROSPECTUS
59 WALL STREET DISTRIBUTORS, INC.           [       ], 1997
6 ST. JAMES AVENUE
BOSTON, MASSACHUSETTS  02116

Shareholder Servicing Agent
BROWN BROTHERS HARRIMAN & CO.
59 WALL STREET
NEW YORK, NEW YORK  10005
(800) 625-5759



No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and the Statement of Additional Information, in connection with the offer contained in this Prospectus, and if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation or the Distributor. This Prospectus does not constitute an offer by the Corporation or by the Distributor to sell or the solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Corporation or the Distributor to make such offer in such jurisdiction.

                                   PROSPECTUS

                  THE 59 WALL STREET INTERNATIONAL EQUITY FUND

                 6 St. James Avenue, Boston, Massachusetts 02116

         The 59 Wall Street International Equity Fund is an open-end investment company which is a separate non-diversified portfolio of The 59 Wall Street Fund, Inc. Shares of the Fund are offered by this Prospectus.


         The Fund is designed to enable investors to participate in the opportunities available in equity markets outside the United States and Canada. The Fund's investment objective is to provide investors with long-term maximization of total return, primarily through capital appreciation. There can be no assurance that the Fund's investment objective will be achieved.

         INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN & CO. OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.

         THE CORPORATION SEEKS TO ACHIEVE THE INVESTMENT OBJECTIVE OF THE FUND BY INVESTING ALL OF THE FUND'S ASSETS IN THE INTERNATIONAL EQUITY PORTFOLIO, A NON-DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND.


         Brown Brothers Harriman & Co. is the investment adviser to the Portfolio and the administrator and shareholder servicing agent of the Fund. Shares of the Fund are offered at net asset value and without a sales charge to customers of Brown Brothers Harriman & Co. and to other investors of means who can assume the risk involved in investing in foreign-based companies.


         This Prospectus, which investors are advised to read and retain for future reference, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated [ ], 1997. This information is incorporated herein by reference and is available without charge upon request from the Fund's distributor, 59 Wall Street Distributors, Inc., 6 St. James Avenue, Boston, Massachusetts 02116.


          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
           ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
         ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.


                    THE DATE OF THIS PROSPECTUS IS [ ], 1997.

TABLE OF CONTENTS                                                     PAGE

Expense Table . . . . . . . . . . . . . . . . . . . . . . . . . .

Financial Highlights  . . . . . . . . . . . . . . . . . . . . . .


Investment Objective and Policies . . . . . . . . . . . . . . . .


Investment Restrictions . . . . . . . . . . . . . . . . . . . . .

Purchase of Shares  . . . . . . . . . . . . . . . . . . . . . . .

Redemption of Shares  . . . . . . . . . . . . . . . . . . . . . .

Management of the Corporation and the Portfolio . . . . . . . . .

Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . .

Dividends and Distributions   . . . . . . . . . . . . . . . . . .

Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Description of Shares . . . . . . . . . . . . . . . . . . . . . .

Management's Discussion of Fund Performance . . . . . . . . . . .

Additional Information  . . . . . . . . . . . . . . . . . . . . .

Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . .


                          TERMS USED IN THIS PROSPECTUS


Corporation                                       The 59 Wall Street Fund, Inc.

Fund                                              The 59 Wall Street
                                                  International Equity Fund

Portfolio                                         International Equity Portfolio

Investment Adviser                                Brown Brothers Harriman & Co.

Administrator of the Corporation                  Brown Brothers Harriman & Co.



Administrator of the Portfolio                    Brown Brothers Harriman
                                                  Trust Company (Cayman) Limited

Subadministrator of the Corporation              59 Wall Street Administrators,
                                                  Inc.  ("59 Wall Street
                                                       Administrators")

Subadministrator of the Portfolio                 Signature Financial Group
                                                 (Cayman) Limited ("SFG-Cayman")

Distributor                                    59 Wall Street Distributors, Inc.
                                              ("59 Wall Street Distributors")

1940 Act                                       The Investment Company Act
                                                  of 1940, as amended

EXPENSE TABLE

         The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses of the Fund and the Portfolio, as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in the Fund. THE DIRECTORS OF THE CORPORATION BELIEVE THAT THE AGGREGATE PER SHARE EXPENSES OF THE FUND AND THE PORTFOLIO WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE CORPORATION RETAINED THE SERVICES OF AN INVESTMENT ADVISER ON BEHALF OF THE FUND AND THE ASSETS OF THE FUND WERE INVESTED DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE PORTFOLIO.


                        SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases                                    None
Sales Load Imposed on Reinvested Dividends                         None
Deferred Sales Load                                                None
Redemption Fee                                                     None

                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)

Investment Advisory Fee ................................               0.65%
12b-1 Fee ..............................................               None
Other Expenses

   Administration Fee .................................    0.16%

   Shareholder Servicing/Eligible Institution
   Fee .................................................   0.25
   Other Expenses ......................................   0.27         0.68
                                                           ----         ----
Total Fund Operating Expenses ..........................                1.33%
                                                                        ====

EXAMPLE                                    1 YEAR    3 YEARS   5 YEARS  10 YEARS

A shareholder of the Fund would pay
   the following expenses on a $1,000
   investment, assuming (1) 5% annual
   return, and (2) redemption at the
   end of each time period: ..........      $[ ]        $[ ]      $[ ]     $[ ]

     The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. In connection with the Example, please note that $1,000 is currently less than the Fund's minimum purchase requirement. The purpose of this table is to assist investors in understanding the various costs and expenses that shareholders of the Fund bear directly or indirectly.




         For more information with respect to the expenses of the Fund , see "Management of the Corporation and the Portfolio" herein.

INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund and the Portfolio is to provide investors with long-term maximization of total return, primarily through capital appreciation.


     The investment objective of the Fund and the Portfolio is a fundamental policy and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be. (See "Additional Information" in this Prospectus.) However, the investment policies as described below which are the same for the Fund and the Portfolio are not fundamental and may be changed without such approval.


         The assets of the Portfolio under normal circumstances are fully invested in equity securities of companies based outside the United States and Canada in the markets of Japan, United Kingdom, Germany, France, Hong Kong, Switzerland, Malaysia, South Africa, Australia, Mexico, Taiwan, Netherlands, South Korea, Italy, Singapore, Thailand, Spain and Sweden. The Portfolio may also invest in the smaller markets of Brazil, India, Belgium, Israel, Chile, Argentina, Denmark, China, Philippines, Turkey, Indonesia, Austria, Norway, New Zealand, Finland, Ireland, Portugal, Greece, Pakistan, Czech Republic, Colombia, Venezuela, Peru, Jordan, Egypt, Poland, Morocco, Sri Lanka, Zimbabwe, Kenya, Nigeria, Tunisia, Hungary, Slovenia, Bangladesh, Botswana, and Ghana, although no more than 20% of the Portfolio's assets will be invested in these smaller capitalization markets. In addition, no more than 5% of the Portfolio will be invested in any one smaller market. The following table is a comparison of Market Capitalization, Gross Domestic Product (GDP) and Population of the major countries in which the Portfolio invests.

                            INTERNATIONAL STATISTICS

                                           MARKET                     GROSS DOMESTIC
                                       CAPITALIZATION                     PRODUCT                   POPULATION

                                        DOLLARS     % OF              DOLLARS    % OF                        % OF
                                     (BILLIONS)     TOTAL            (BILLIONS)  TOTAL         (MILLIONS)     TOTAL
MAJOR MARKETS


Japan                                     2663        27.0              4,149      23.2            125.2        3.0
United Kingdom                            1590        16.0              1,200       6.7             58.3        1.4
Germany                                    667         6.8              2,241      12.5             81.6        1.9
France                                     540         5.5              1,473       8.2             58.0        1.4
Hong Kong                                  375         3.8                143       0.8              6.3        0.1
Switzerland                                399         4.0                268       1.5              7.0        0.2
Malaysia                                   204         2.1                 84       0.5             20.1        0.5
South Africa                               230         2.3                 90       0.5             41.2        1.0
Australia                                  266         2.7                374       2.1             18.1        0.4
Mexico                                     110         1.1                279       1.6             90.5        2.1
Taiwan                                     144         1.5                261       1.5             21.3        0.5
Netherlands                                426         4.3                365       2.0             15.4        0.4
Korea                                       81         0.8                416       2.3             44.9        1.1
Italy                                      254         2.6              1,072       6.0             57.2        1.4
Singapore                                  193         2.0                 86       0.5              3.0        0.1
Thailand                                    80         0.8                162       0.9             59.4        1.4
Spain                                      181         1.8                538       3.0             39.2        0.9
Sweden                                     222         2.3                237       1.3              8.8        0.2
Brazil                                     219         2.2                721       4.0            155.8        3.7
India                                       71         0.7                264       1.5            935.7       22.1
Belgium                                    117         1.2                247       1.4             10.1        0.2
Israel                                      36         0.4                 87       0.5             57.2        1.4
Chile                                       72         0.7                 67       0.4             14.2        0.3
Argentina                                   44         0.4                286       1.6             34.8        0.8
Denmark                                     66         0.7                164       0.9              5.2        0.1
China                                        1         0.0                702       3.9           1211.5       28.6
Philippines                                 57         0.6                 73       0.4             70.3        1.7
Turkey                                      35         0.4                165       0.9             61.6        1.5
Indonesia                                   65         0.7                192       1.1            193.8        4.6
Austria                                     35         0.4                216       1.2              8.5        0.2
Norway                                      53         0.5                144       0.8              4.4        0.1
New Zealand                                 36         0.4                 64       0.4              3.5        0.1
Finland                                     62         0.6                118       0.7              5.1        0.1
Ireland                                     31         0.3                 64       0.4              3.6        0.1
Portugal                                    31         0.3                 89       0.5              9.9        0.2
Greece                                      24         0.2                108       0.6             10.5        0.2
Pakistan                                    55         0.6                 47       0.3            129.8        3.1
Czech Republic                              10         0.1                 46       0.3             10.3        0.2
Colombia                                    17         0.2                 79       0.4             35.1        0.8
Venezuela                                   18         0.2                 51       0.3             21.6        0.5
Peru                                        14         0.1                 59       0.3             23.5        0.6
Jordan                                       5         0.0                  6       0.0              5.4        0.1
Egypt                                       12         0.1                 57       0.3             59.0        1.4
Poland                                       9         0.1                121       0.7             38.6        0.9
Morocco                                      8         0.1                 33       0.2             27.1        0.6
Sri Lanka                                    6         0.1                 12       0.1             18.4        0.4
Zimbabwe                                     4         0.0                  6       0.0             11.5        0.3
Kenya                                        2         0.0                  8       0.0             30.5        0.7
Nigeria                                      2         0.0                 42       0.2            111.7        2.6
Tunisia                                      4         0.0                 18       0.1              8.9        0.2
Hungary                                      5         0.1                 45       0.2             10.2        0.2
Slovenia                                   0.6         0.0                 14       0.1              2.0        0.0
Bangladesh                                   3         0.0                 28       0.2            120.4        2.8
Botswana                                   0.4         0.0                  4       0.0              1.5        0.0
Ghana                                        2         0.0                  6       0.0             17.5        0.4


TOTAL                                    9,860       100.0             17,906     100.0           4234.6      100.0



Sources:  Market Capitalization: Datastream (as of December 1996)
International Monetary Fund:  International Financial
Statistics (February 1997).  International Finance Corporation:
Emerging Stock Markets Factbook (1996).

[ In constructing the Portfolio, emphasis is placed on the equity securities of companies with strong fundamentals such as leading industry position, effective management, competitive products and services, high or improving return on investment and a sound financial structure. Selection of individual equities is the product of a disciplined process which systematically evaluates growth expectations relative to price levels.

         The investment adviser, during normal market conditions, intends to broadly diversify the Portfolio among foreign markets with no more than 15% of the assets of the Portfolio in any single market. The Investment Adviser allocates investment among various countries based uopn the economic environment, liquidity conditions, valuation levels, expected earnings growth, government policies and political stability. As a result, the Portfolio's assets are allocated among countries in a manner which does not reflect the relative size or valuation of the country's capital market or a country's relative gross domestic product or population.]

         Although the assets of the Portfolio are expected to be invested primarily in common stocks, other securities with equity characteristics may be purchased, including securities convertible into common stock, trust or limited partnership interests, rights and warrants. These equity securities may be purchased directly or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other similar securities representing securities of foreign-based companies. Although the Portfolio invests primarily in equity securities which are traded on foreign or domestic securities exchanges, equity securities which are traded in foreign or domestic over-the-counter markets may be purchased for the Portfolio. (See "Investment Restrictions".)


         The Investment Adviser uses the investment research and economic studies made available to it by leading banks and brokers around the world, as well as the analysis and judgment of the investment professionals in its New York, Tokyo and London offices, to allocate the assets of the Portfolio among the countries in which the Portfolio may invest and to identify market sectors, industries and companies with favorable prospects.

         Criteria for determining the appropriate allocation of investments among various countries focus on liquidity conditions, valuation levels, earnings growth potential, and technical factors. Included among these criteria are the more traditional analyses of relative economic growth, expected levels of inflation, currency prospects and government policies. In response to changes or anticipated changes in these criteria, a particular country's representation in the Portfolio is increased, decreased or eliminated. As a result of applying these criteria the Portfolio's assets are allocated among countries in a manner which does not reflect the relative size or valuation of a country's capital market or a country's relative GDP or population.

         In constructing the portfolio of securities of the Portfolio, emphasis is placed on the equity securities of larger companies with strong longer term fundamentals such as leading industry position, effective management, competitive products and services, high or improving return on investment and a sound financial structure. Selection of individual equities is the product of a disciplined process which systematically evaluates growth expectations relative to price levels.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because securities denominated in currencies other than the U.S. dollar are bought and sold for the Portfolio, and interest, dividends and sale proceeds are received by the Portfolio in currencies other than the U.S. dollar, foreign currency exchange transactions from time to time are entered into for this Portfolio to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.

         These transactions are agreements to exchange currencies at a specific rate either for settlement two days thereafter (i.e., spot market or spot contracts) or for settlement on a future date (i.e., forward contracts). Forward contracts may be entered into only in an attempt to protect against possible changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. At any time the effect of future changes in the foreign exchange rate arising from an outstanding forward contract can be offset by entering into an offsetting forward contract expiring on the same date.


         These foreign exchange contracts are made with currency dealers, usually large commercial banks and financial institutions. Although foreign exchange rates are volatile, foreign exchange markets are generally liquid with the equivalent of approximately $500 billion traded worldwide on a typical day. Spot contracts and forward contracts generally have no deposit requirements and are traded at a net price without commission.


         Since consideration of the prospect for currency parities are incorporated into the Investment Adviser's long-term investment decisions, foreign currency hedging transactions with respect to portfolio security positions are not routinely entered into for the Portfolio. However, the Investment Adviser believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest, including the closing out or offsetting of an existing position.

         Although these transactions may reduce the risk of loss due to a decline in the value of the hedged currency, they also tend to limit the potential for gain. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly unlikely.

         Neither spot nor forward foreign exchange contracts eliminate fluctuations in the prices of the Portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         RISK FACTORS. Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States. The value of the investments of the Portfolio may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. Many foreign countries have less political, social and economic stability than the United States. Some countries may not have fully developed legal structures governing private or foreign investments or allowing for judicial redress for injuries to private property. There may also be foreign government regulations and laws which restrict the amounts and types of foreign investments.


         Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolio holds various foreign currencies from time to time, the value of the net assets of the Portfolio as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Portfolio also incurs costs in connection with conversion between various currencies.


         In general, less information is publicly available with respect to foreign-based companies than is available with respect to U.S. companies. Most foreign-based companies are also not subject to the uniform accounting and financial reporting requirements applicable to companies based in the United States.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the investments of the Portfolio are less liquid and their prices are more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. companies, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, fixed commissions are often paid that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and companies in foreign countries than in the United States.

         The Portfolio may invest a substantial portion of its assets in the securities of issuers based in developing countries. These investments may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; and (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries.


         Investments in such countries may involve risks of nationalization, expropriation and confiscatory taxation. The governments of some of these countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, less well developed accounting standards exist in some of these countries. Finally, even though currencies may be currently convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Portfolio's shareholders.


                               HEDGING STRATEGIES


         Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased for the Portfolio. (See Appendix on page [] for more detail.) Put and call options on currency may also be purchased for the Portfolio for the sole purpose of reducing risk.


         For the same purpose, put and call options on stocks may be purchased and futures contracts on stock indexes may be entered into for the Portfolio, although in each case the current intention is not to do so in such a manner that more than 5% of the Portfolio's net assets would be at risk.

         Put and call option contracts may be purchased for the Portfolio only to the extent permitted by the policies of state securities authorities in states in which shares of the Portfolio are qualified for offer and sale. Over-the-counter options ("OTC Options") purchased are treated as not readily marketable. (See "Investment Restrictions".)

                               PORTFOLIO BROKERAGE


         The Portfolio is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year. For the period from April 1, 1995 (commencement of operations of the Portfolio) to October 31, 1995 the portfolio turnover rate of the Portfolio was 23%. For the fiscal year ended October 31, 1996 the portfolio turnover rate of the Portfolio was 36%. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

         In effecting securities transactions the Investment Adviser seeks to obtain the best price and execution of orders. All of the transactions for the Portfolio are executed through qualified brokers. In selecting such brokers, the Investment Adviser considers the quality and reliability of brokerage services, including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's performance and financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.


         The Investment Adviser may direct a portion of a Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

         All of the transactions for the Fund are executed through qualified brokers other than Brown Brothers Harriman & Co. In selecting such brokers, the Investment Adviser considers the quality and reliability of brokerage services, including execution capability and performance and financial responsibility, and may consider the research and other investment information provided by such brokers. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.


         On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

                           OTHER INVESTMENT TECHNIQUES

         SHORT-TERM INSTRUMENTS. The assets of the Portfolio may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including U.S. dollar denominated repurchase agreements. Cash is held for the Portfolio in demand deposit accounts with the Portfolio's custodian bank.

         RESTRICTED SECURITIES. Securities that have legal or contractual restrictions on their resale may be acquired for the Portfolio. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities reflects any limitation on their liquidity.
(See "Investment Restrictions".)

         LOANS OF PORTFOLIO SECURITIES. Loans of portfolio securities up to 30% of the total value of the Portfolio are permitted. These loans must be secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending securities, the Portfolio's income can be increased by its continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors.


         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Securities may be purchased for the Portfolio on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Portfolio until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Portfolio's net asset value. The Portfolio maintains with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Portfolio may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.


         INVESTMENT COMPANY SECURITIES. Subject to applicable statutory and regulatory limitations, the assets of the Portfolio may be invested in shares of other investment companies. Under the 1940 Act, assets of the Portfolio may be invested in shares of other investment companies in connection with a merger, consolidation, acquisition or reorganization or if immediately after such investment (i) 10% or less of the market value of the Portfolio's total assets would be so invested, (ii) 5% or less of the market value of the Portfolio's total assets would be invested in the shares of any one such company, and (iii) 3% or less of the total outstanding voting stock of any other investment company would be owned by the Portfolio. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its PRO RATA portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.


                            INVESTMENT RESTRICTIONS


         The Statement of Additional Information for the Fund includes a listing of the specific investment restrictions which govern the investment policies of the Fund and the Portfolio. Certain of these investment restrictions are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be (See "Additional Information" in this Prospectus), including a restriction that, excluding the investment of all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, not more than 10% of the net assets of the Fund or the Portfolio, as the case may be, may be invested in securities that are subject to legal or contractual restrictions on resale.


         Since the investment restrictions of the Fund correspond directly to those of the Portfolio, the following is a discussion of the various investment restrictions of the Portfolio.

         As a non-fundamental policy, money is not borrowed by the Portfolio in an amount in excess of 10% of its assets. It is intended that money will be borrowed only from banks and only either to accommodate requests for the withdrawal of part or all of an interest while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations. Securities are not purchased for the Portfolio at any time at which the amount of its borrowings exceed 5% of its assets.

         Also as a non-fundamental policy, at least 65% of the value of the total assets of the Portfolio is invested in equity securities of companies based in countries in which it may invest. For these purposes, equity securities are defined as common stock, securities convertible into common stock, corporation or limited partnership interests, rights and warrants, and includes securities purchased directly and in the form of American Depository Receipts, European Depository Receipts or other similar securities representing common stock of foreign-based companies.

         In accordance with applicable regulations, the Portfolio does not purchase any restricted security, OTC option, repurchase agreement maturing in more than seven days, security of a foreign issuer which is not listed on a recognized domestic or foreign securities exchange, security of a company which, including predecessors, has a record of less than three years of operations, or other security that is not readily marketable, if after such purchase more than 10% of the Portfolio's net assets would be represented by such investments.


         The Portfolio is classified as "non-diversified" under the 1940 Act, which means that it is not limited by the 1940 Act with respect to the proportion of its assets which may be invested in securities of a single company. However, the proportion of the assets of the Portfolio which may be invested in securities of a single company is limited by the provisions of the Internal Revenue Code of 1986, as amended, so that the Portfolio is not liable for federal income taxes. As a result, at the end of each quarter of the Portfolio's fiscal year, in general (i) not more than 25% of the value of the Portfolio's assets is invested in the securities of any one company, and (ii) at least 50% of the market value of the Portfolio's assets is represented by cash and securities limited in respect of any one company to an amount not greater than 5% of the Portfolio's assets and 10% of the outstanding voting securities of such company. The possible assumption of large positions in the securities of a small number of companies may cause the performance of the Portfolio to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.

PURCHASE OF SHARES


         Shares of the Fund are offered on a continuous basis at their net asset value without a sales charge. The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Shares of the Fund may be purchased on any day the New York Stock Exchange is open for regular trading if the Corporation receives the purchase order and acceptable payment for such order prior to 4:00 P.M., New York time. Purchases of Fund shares are then executed at the net asset value per share next determined on that same day. Purchases must be paid for in immediately "available" funds on the next business day after the purchase order has been executed on the books of the Corporation.

         An investor who has an account with an Eligible Institution (see page [ ]) or a Financial Intermediary (see page [ ]) may place purchase orders for Fund shares with the Corporation through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the purchase of Fund shares.

         An investor who does not have an account with and Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through the Fund's Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. All purchase orders for initial and subsequent purchases are executed at the net asset value per share next determined after the Corporation's custodian, State Street Bank and Trust Company, has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. Brown Brothers

Harriman & Co., as the Fund's Shareholder Servicing Agent, has established a minimum initial purchase requirement for the Fund of $100,000 and a minimum subsequent purchase requirement for the Fund of $25,000. These minimum purchase requirements may be amended from time to time.


         Shares of the Fund may be purchased by exchanging securities acceptable to the Corporation for shares of the Fund. The Corporation does not accept a security in exchange for Fund shares unless (a) the security is consistent with the investment objective and policies of the Fund and the Portfolio, and (b) the security is deemed acceptable by the Investment Adviser. Securities offered in exchange for shares of the Fund are valued in accordance with the usual valuation procedures for the Portfolio. (See "Net Asset Value" on page [].)

         Inquiries regarding the manner in which purchases of Fund shares may be effected and other matters pertaining to the Fund should be directed to Brown Brothers Harriman & Co., an Eligible Institution and the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.)

REDEMPTION OF SHARES


         A redemption request must be received by the Corporation prior to 4:00 P.M., New York time on any day the New York Stock Exchange is open for regular trading. Such a redemption is executed at the net asset value per share next determined on that same day. Shares continue to earn dividends declared, if any, through the business day a redemption request is executed on the books of the Corporation.

         Shares held by an Eligible Institution or a Financial Intermediary on behalf of a shareholder must be redeemed through that Eligible Institution or Financial Intermediary pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. Proceeds of a redemption are paid to that shareholder's account at that Eligible Institution or Financial Intermediary. A transaction fee may be charged by an Eligible Institution or Financial Intermediary on the redemption of Fund shares .


         Shares held directly in the name of a shareholder on the books of the Corporation may be redeemed by submitting a redemption request in good order to the Corporation through the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.) Proceeds resulting from such redemption are paid by the Corporation directly to the shareholder in "available" funds generally on the next business day after the redemption request is executed, and in any event within seven days.

REDEMPTIONS BY THE CORPORATION

         The Fund's Shareholder Servicing Agent (see page []) , each Eligible Institution and each Financial Intermediary (see pages []-[]) may establish and amend from time to time for their respective customers a minimum account size. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the shareholder's remaining shares may be redeemed. If such remaining shares are to be redeemed, the shareholder is so notified and is allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed. Brown Brothers Harriman & Co., as the Fund's Shareholder Servicing Agent, has established a minimum account size of $25,000 .


                         FURTHER REDEMPTION INFORMATION

         In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

         The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares. Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

         An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.


         The Corporation has reserved the right to pay the amount of a redemption from the Fund, either totally or partially, by a distribution in kind of securities (instead of cash) from the Fund. (See "Net Asset Value; Redemption in Kind" in the Statement of Additional Information.)


         A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed for up to seven days and for such other periods as the 1940 Act may permit. (See "Additional Information" in the Statement of Additional Information.)

MANAGEMENT OF THE CORPORATION AND THE PORTFOLIO

                        DIRECTORS, TRUSTEES AND OFFICERS


         The Corporation's Directors, in addition to supervising the actions of the Administrator of the Corporation and Distributor, as set forth below, decide upon matters of general policy with respect to the Corporation. The Portfolio's Trustees, in addition to supervising the actions of the Portfolio's Investment Adviser and Administrator, as set forth below, decide upon matters of general policy with respect to the Portfolio. The Corporation's Directors are not the same individuals as the Portfolio's Trustees.


         Because of the services rendered to the Portfolio by the Investment Adviser and to the Corporation and the Portfolio by their respective Administrators, the Corporation and the Portfolio require no employees, and their respective officers, other than the Chairmen, receive no compensation from the Fund or the Portfolio. (See "Directors, Trustees and Officers" in the Statement of Additional Information.)

The Directors of the Corporation are:

         J.V. Shields, Jr.
                  CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF SHIELDS &
                  COMPANY

         Eugene P. Beard

                   VICE  CHAIRMAN-FINANCE AND
                  OPERATIONS OF THE INTERPUBLIC GROUP OF COMPANIES


         David P. Feldman

                  CHAIRMAN AND CHIEF EXECUTIVE
                  OFFICER-AT&T INVESTMENT MANAGEMENT  CORPORATION


         Alan G. Lowy
                  PRIVATE INVESTOR

         Arthur D. Miltenberger
                  VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF RICHARD
                  K. MELLON AND SONS

The Trustees of the Portfolio are:

         H.B. Alvord
                  RETIRED, FORMER TREASURER AND TAX COLLECTOR OF LOS ANGELES COUNTY

         Richard L. Carpenter
                  DIRECTOR OF INTERNAL INVESTMENTS OF THE PUBLIC SCHOOL EMPLOYEES' RETIREMENT SYSTEM

         Clifford A. Clark
                  RETIRED, FORMER SENIOR MANAGER OF BROWN BROTHERS
                  HARRIMAN & CO.




        David M. Seitzman
                  PRACTICING PHYSICIAN WITH SEITZMAN, SHUMAN, KWART AND
                  PHILLIPS

                               INVESTMENT ADVISER

         The Investment Adviser to the Portfolio is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts.


         Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Portfolio. Subject to the general supervision of the Portfolio's Trustees, Brown Brothers Harriman & Co. makes the day-to-day investment decisions, places the purchase and sale orders for portfolio transactions, and generally manages the Portfolio's investments. Brown Brothers Harriman & Co. provides a broad range of investment management services for customers in the United States and abroad. At June 30, 1996, it managed total assets of approximately $25 billion.


         Mr. Donald B. Murphy, Mr. William H. Moore III and Mr. John A. Nielsen are the partners responsible for quantitative investment management at Brown Brothers Harriman & Co. Mr. Murphy holds a B.A. from Yale University and a M.B.A. from Columbia University. He joined Brown Brothers Harriman & Co. in 1966. Mr. Moore holds a B.A. from Yale University. He joined Brown Brothers Harriman & Co. in 1964. Mr. Nielsen holds a B.A. from Bucknell University, a M.B.A. from Columbia University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1968. [Mr. Nielsen and Mr. Henry A. Frantzen are the Portfolio Managers for the Portfolio. Mr. Nielsen is the partner responsible for International Equity Investment Management at Brown Brothers Harriman & Co. Mr. Frantzen is the Senior International Investment Portfolio Manager and Strategist for Brown Brothers Harriman & Co. Mr. Frantzen holds a B.S. from the University of North Dakota. He joined Brown Brothers Harriman & Co. in 1992. Prior to his employment at Brown Brothers Harriman & Co., Mr. Frantzen worked at Oppenheimer Management Corporation where he was an Executive Vice President and Director of Equities.][UPDATE]

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by Brown Brothers Harriman & Co. under the Investment Advisory Agreement, Brown Brothers Harriman & Co. receives from the Portfolio an annual fee, computed daily and payable monthly, equal to 0.65% of the average daily net assets of the Portfolio. Brown Brothers Harriman
& Co. and its affiliates also receive annual administration fees from the Fund and the Portfolio and an annual shareholder servicing/eligible institution fee from the Fund equal to 0.16% and 0.25%, respectively, of the average daily net assets of the Fund or the Portfolio, as the case may be.


         The investment advisory services of Brown Brothers Harriman & Co. to the Portfolio are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman & Co. is free to and does render investment advisory services to others, including other registered investment companies.

         Pursuant to a license agreement between the Corporation and Brown Brothers Harriman & Co. dated September 5, 1990, as amended as of December 15, 1993, the Corporation may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co. The agreement may be terminated by Brown Brothers Harriman & Co. at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between the Fund or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman & Co. Termination of the agreement would require the Corporation to change its name and the name of the Fund to eliminate all reference to "59 Wall Street".

         Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a "Licensee"), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co., only if Brown Brothers Harriman & Co. does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to "59 Wall Street".

                                 ADMINISTRATORS

         Brown Brothers Harriman & Co. acts as Administrator of the Corporation and Brown Brothers Harriman Trust Company (Cayman) Limited acts as Administrator of the Portfolio. (See "Administrators" in the Statement of Additional Information.) Brown Brothers Harriman Trust Company (Cayman) Limited is a wholly-owned subsidiary of Brown Brothers Harriman Trust Company of New York, which is a wholly-owned subsidiary of Brown Brothers Harriman & Co.

         In its capacity as Administrator of the Corporation, Brown Brothers Harriman & Co. administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman &

Co. (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Fund's Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for the Fund and reports to shareholders and the Securities and Exchange Commission.

         For the services rendered to the Corporation and related expenses borne by Brown Brothers Harriman & Co., as Administrator of the Corporation, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.125% of the Fund's average daily net assets.


         Brown Brothers Harriman Trust Company (Cayman) Limited, in its capacity as Administrator of the Portfolio, administers all aspects of the Portfolio's operations subject to the supervision of the Portfolio's Trustees except as set forth above under "Investment Adviser". In connection with its responsibilities as Administrator for the Portfolio and at its own expense, Brown Brothers Harriman Trust Company (Cayman) Limited (i) provides the Portfolio with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including the maintenance of certain books and records, receiving and processing requests for increases and decreases in the beneficial interests in the Portfolio, notification to the Investment Adviser of available funds for investment, reconciliation of account information and balances between the Custodian and the Investment Adviser, and processing, investigating and responding to investor inquiries; (ii) oversees the performance of administrative and professional services to the Portfolio by others, including the Custodian; (iii) provides the Portfolio with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Portfolio's registration statement for filing with the Securities and Exchange Commission, and the preparation of tax returns for the Portfolio and reports to investors and the Securities and Exchange Commission.

         For the services rendered to the Portfolio and related expenses borne by Brown Brothers Harriman Trust Company (Cayman) Limited as Administrator of the Portfolio, Brown Brothers Harriman Trust Company (Cayman) Limited receives from the Portfolio an annual fee, computed daily and payable monthly, equal to 0.035% of the Portfolio's average daily net assets.

         Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman & Co., 59 Wall Street Administrators performs such subadministrative duties for the Corporation as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 6 St. James Avenue, Boston, Massachusetts 02116. 59 Wall Street Administrators is a wholly-owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG is not affiliated with Brown Brothers Harriman & Co. 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Corporation, participation in the preparation of documents required for compliance by the Corporation with applicable laws and regulations, preparation of certain documents in connection with meetings of Directors and shareholders of the Corporation, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Fund.

         Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman Trust Company (Cayman) Limited, SFG-Cayman performs such subadministrative duties for the Portfolio as are from time to time agreed upon by the parties. The offices of SFG-Cayman are located at Elizabethan Square, George Town, Grand Cayman BWI. SFG-Cayman is a wholly-owned subsidiary of SFG. SFG-Cayman's subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Portfolio, participation in the preparation of documents required for compliance by the Portfolio with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees of and investors in the Portfolio, and other functions that would otherwise be performed by the Administrator of the Portfolio as set forth above. For performing such subadministrative services, SFG-Cayman receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Portfolio.

                           SHAREHOLDER SERVICING AGENT


         The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co., as agent for the Corporation with respect to the Fund, among other things: answers inquiries from shareholders of and prospective investors in the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in the Fund may reasonably request. For these services, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by shares owned during the period for which payment was being made by shareholders who did not hold their account with an eligible institution.

                            FINANCIAL INTERMEDIARIES

         From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.


                              ELIGIBLE INSTITUTIONS


         The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which that financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, that financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by shares owned during the period for which payment was being made by customers for whom that financial institution was the holder or agent of record.

                            EXPENSE PAYMENT AGREEMENT

         Under an agreement dated August 23, 1994, 59 Wall Street Administrators pays the Portfolio's expenses, other than fees paid to Brown Brothers Harriman & Co. under the Trust's Administration Agreement and other than expenses relating to the organization of the Portfolio. In return, 59 Wall Street Administrators receives a fee from the Portfolio such that after such payment the aggregate expenses of the Portfolio do not exceed an agreed upon annual rate, currently 0.90% of the average daily net assets of the Portfolio. Such fees are computed daily and paid monthly. There is no comparable expense payment agreement for the Fund. Consequently, total expenses of the Fund will vary.

         The expense payment agreement of the Portfolio will terminate on July 1, 1997. After the expense payment agreement terminates, the Directors of the Corporation estimate that, at the Fund's current level, the total operating expenses of the Fund may increase to approximately 1.25% of the Fund's average annual net assets.


DISTRIBUTOR

         59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 6 St. James Avenue, Boston, Massachusetts 02116. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Corporation pays for the preparation, printing and filing of copies of the Corporation's registration statements and the Fund's prospectus as required under federal and state securities laws. (See "Distributor" in the Statement of Additional Information.) 59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

         State Street Bank and Trust Company ("State Street" or the "Custodian"), 225 Franklin Street, P.O. Box 351, Boston, Massachusetts 02110, is Custodian for the Fund and the Portfolio and Transfer and Dividend Disbursing Agent for the Fund.

         As Custodian for the Fund, it is responsible for holding the Fund's assets (I.E., cash and the Fund's interest in the Portfolio) pursuant to a custodian agreement with the Corporation. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Corporation, the Custodian maintains the accounting records for the Fund and each day computes the net asset value per share of the Fund. As Transfer and Dividend Disbursing Agent it is responsible for maintaining the books and records detailing the ownership of the Fund's shares.

         As Custodian for the Portfolio, it is responsible for maintaining books and records of portfolio transactions and holding the Portfolio's securities and cash pursuant to a custodian agreement with the Portfolio. Cash is held for the Portfolio in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Portfolio, the Custodian maintains the accounting and portfolio transaction records for the Portfolio and each day computes the net asset value and net income of the Portfolio.

                              INDEPENDENT AUDITORS

         Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Fund. Deloitte & Touche, Grand Cayman are the independent auditors for the Portfolio.

NET ASSET VALUE

         The Fund's net asset value per share is determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.

         The determination of the Fund's net asset value per share is made by subtracting from the value of the total assets of the Fund (i.e., the value of its investment in the Portfolio and other assets) the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

         The value of the Fund's investment in the Portfolio is also determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.

         The determination of the value of the Fund's investment in the Portfolio is made by subtracting from the value of the total assets of the Portfolio the amount of the Portfolio's liabilities and multiplying the difference by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

         Values of assets held by the Portfolio are determined on the basis of their market or other fair value. (See "Determination of Net Asset Value; Redemption in Kind" in the Statement of Additional Information.)

DIVIDENDS AND DISTRIBUTIONS

         Substantially all of the Fund's net investment income ("Net Income"), including its pro rata share of the Portfolio's net income and realized net short-term capital gains in excess of net long-term capital losses is declared and paid to Fund shareholders at least annually as a dividend, and substantially all of the Fund's pro rata share of the Portfolio's realized net long-term capital gains in excess of net short-term capital losses is declared and paid to Fund shareholders on an annual basis as a capital gains distribution. An additional dividend and/or capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. (See "Taxes" below.) Dividends and capital gains distributions are payable to Fund shareholders of record on the record date.


         Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, dividends and capital gains distributions are automatically reinvested in additional Fund shares without reference to the minimum subsequent purchase requirement. The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.


         A shareholder whose shares are held by Brown Brothers Harriman & Co. on behalf of the shareholder and who elects to have dividends and capital gains distributions paid in cash has the amount of such dividends and capital gains distributions automatically credited to the shareholder's account with Brown Brothers Harriman & Co. Such a shareholder who elects to have dividends and capital gains distributions reinvested is able to do so, in both whole and fractional shares.


         Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.


TAXES

         Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate

"regulated investment company" under the Internal Revenue Code of 1986, as amended. Accordingly, the Fund is not subject to federal income taxes on its Net Income and realized net long-term capital gains in excess of net short-term capital losses that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Corporation intends to continue to meet such requirements. The Portfolio is also not required to pay any federal income or excise taxes.

         Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Dividends paid from the Fund are not eligible for the dividends-received deduction allowed to corporate shareholders because the Portfolio's Net Income does not consist of dividends paid by domestic corporations. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

         Any dividend or capital gains distribution has the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a dividend or capital gains distribution, the dividend or capital gains distribution, although constituting a return of invested capital, would be taxable as described above. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of shares in the Fund held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares.

         The Fund may be subject to foreign withholding taxes and if more than 50% of the value of the Fund's share of the Portfolio's total assets at the close of any fiscal year consists of stock or securities of foreign corporations, at the election of the Corporation any such foreign income taxes paid by a Fund may be treated as paid directly by its shareholders. The Corporation makes such an election only if it deems it to be in the best interest of the Fund's shareholders and notifies shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Corporation makes the election, each Fund shareholder would be required in computing federal income tax liability to include in income that shareholder's proportionate share of the amount of foreign income taxes paid by the Fund and would be entitled to claim either a credit (which is subject to certain limitations), or, if deductions are itemized, a deduction for that shareholder's share of the foreign income taxes paid by the Fund. (No deduction is permitted in computing alternative minimum tax liability.) Certain entities, including corporations formed as part of corporate pension or profit-sharing plans and certain charitable and other organizations described in Section 501 (c) of the Internal Revenue Code, as amended, that are generally exempt from federal income taxes may not receive any benefit from the election by the Corporation to "pass through" foreign income taxes to the Fund's shareholders.

         Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

                                FOREIGN INVESTORS


         The Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Fund since alternative investments are available which would not be subject to United States withholding tax.


                                OTHER INFORMATION

         Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January.

         This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES

         The Corporation is an open-end management investment company organized on July 16, 1990, as a corporation under the laws of the State of Maryland. Its offices are located at 6 St. James Avenue, Boston, Massachusetts 02116; its telephone number is (617) 423-0800.

         The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are six such series in addition to the Fund.


         Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.


         Shareholders of the Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights. The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or Bylaws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors of the Corporation by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors of the Corporation. Shareholders also have the right to remove one or more Directors of the Corporation without a meeting by a declaration in writing by a specified number of shareholders.

         The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

         The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution may vote any shares as to which that Eligible Institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution is the agent of record. Any shares so voted by an Eligible Institution are deemed represented at the meeting for purposes of quorum requirements.

         The Portfolio, in which all of the assets of the Fund are invested, is organized as a trust under the law of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the Fund in the Portfolio.

         Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 P.M., New York time on each such business day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 P.M., New York time on the following business day of the Portfolio.


         ** 1 Whenever the Corporation is requested to vote on a matter pertaining to the Portfolio, the Corporation will vote its shares without a meeting of shareholders of the Fund if the proposal is one, if which made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

ADDITIONAL INFORMATION


         As used in this Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

         Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors. The annual report also contains performance information and is made available to investors upon request and without charge.

         Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different sales commissions and other operating expenses which may generate different aggregate performance results. Information concerning other investors in the Portfolio is available from Brown Brothers Harriman & Co. (See the back cover for the address and phone number.)

         ** 2 The Corporation may withdraw the Fund's investment in the Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if the Board of Directors of the Corporation determines that it is otherwise in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors of the Corporation would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio. In the event the Directors of the Corporation were unable to accomplish either, the Directors will determine the best course of action.


         A confirmation of each purchase and redemption transaction is issued on execution of that transaction.


         The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the [ ] Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.


         Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.


         Historical performance information for any period or portion thereof prior to the establishment of the Fund will be that of the Portfolio, adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods, as permitted by applicable SEC staff interpretations.


         This Prospectus omits certain of the information contained in the Statement of Additional Information and the Registration Statement filed with the Securities and Exchange Commission. The Statement of Additional Information may be obtained from 59 Wall Street Distributors without charge and the Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the Rules and Regulations of the Commission.

APPENDIX - HEDGING STRATEGIES

         OPTIONS ON STOCK INDEXES. A stock index fluctuates with changes in the market values of the stocks included in the index.
 Examples of stock indexes are the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange), the New York Stock Exchange Composite Index (New York Stock Exchange), The Financial Times-Stock Exchange 100 (London Traded Options Market), the Nikkei 225 Stock Average (Osaka Securities Exchange) and Tokyo Stock Price Index (Tokyo Stock Exchange).

         Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price ("strike price"), an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier". Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received is equal to such difference between the closing price of the index and the strike price of the option expressed in U.S. dollars or a foreign currency, as the case may be, times a specified multiple.

         The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

         OPTIONS ON CURRENCIES. A call option on a currency gives the purchaser of the option the right to buy the underlying currency at a fixed price, either at any time during the option period (American style) or on the expiration date (European style). Similarly, a put option gives the purchaser of the option the right to sell the underlying currency at a fixed price, either at any time during the option period or on the expiration date. To liquidate a put or call option position, a

"closing sale transaction" may be made for a Portfolio at any time prior to the expiration of the option, such a transaction involves selling the option previously purchased. Options on currencies are traded both on recognized exchanges (such as the Philadelphia Options Exchange) and over-the-counter.

         The value of a currency option purchased depends upon future changes in the value of that currency before the expiration of the option. Accordingly, the successful use of options on currencies is subject to the Investment Adviser's ability to predict future changes in the value of currencies over the short term. Brokerage costs are incurred in the purchase of currency options and an incorrect assessment of future changes in the value of currencies may result in a poorer overall performance than if such a currency had not been purchased.

THE 59 WALL STREET FUND, INC.

INVESTMENT ADVISER
AND ADMINISTRATOR OF THE CORPORATION                 59 WALL ST.
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005
                                                  INTERNATIONAL EQUITY FUND
DISTRIBUTOR
59 Wall Street Distributors, Inc.
6 St. James Avenue
Boston, Massachusetts  02116                         PROSPECTUS


SHAREHOLDER SERVICING AGENT                         [       ], 1997
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005
(212) 493-8100


NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE CORPORATION OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE CORPORATION OR BY THE DISTRIBUTOR TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE CORPORATION OR THE DISTRIBUTOR TO MAKE SUCH OFFER IN SUCH JURISDICTION.


 WS5284B

================================================================================
STATEMENT OF ADDITIONAL INFORMATION

                    THE 59 WALL STREET EMERGING MARKETS FUND

                 6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116

================================================================================

         The 59 Wall Street Emerging Markets Fund (the "Fund") is a separate portfolio of The 59 Wall Street Fund, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is designed to enable investors to participate in the opportunities available in emerging markets. The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. The Corporation seeks to achieve the investment objective of the Fund by investing all of the Fund's assets in the U.S. Emerging Markets Portfolio (the "Portfolio"), an open-end investment company having the same investment objective as the Fund. There can be no assurance that the Fund's investment objective will be achieved.

         Brown Brothers Harriman & Co. is the investment adviser (the "Investment Adviser") of the Portfolio. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated [], 1997, a copy of which may be obtained from the Corporation at the address noted above.

                                TABLE OF CONTENTS
                                                              CROSS-REFERENCE TO
                                                   PAGE       PAGE IN PROSPECTUS

Investment Objective and Policies  .  .  .  .  .
Investment Restrictions   .  .  .  .  .  .  .  .
Directors, Trustees and Officers   .  .  .  .  .
Investment Adviser  .  .  .  .  .  .  .  .  .  .
Administrators.  .  .  .  .  .  .  .  .  .  .  .
Distributor   .  .  .  .  .  .  .  .  .  .  .  .
Net Asset Value; Redemption in Kind   .  .  .  .
Computation of Performance   .  .  .  .  .  .  .
Federal Taxes .  .  .  .  .  .  .  .  .  .  .  .
Description of Shares  .  .  .  .  .  .  .  .  .
Portfolio Transactions .  .  .  .  .  .  .  .  .
Additional Information .  .  .  .  .  .  .  .  .
Financial Statements   .  .  .  .  .  .  .  .  .



      THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS [], 1997.

INVESTMENT OBJECTIVE AND POLICIES
================================================================================
         The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Portfolio.

                               EQUITY INVESTMENTS

         Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                              DOMESTIC INVESTMENTS

         The assets of the Portfolio are not invested in domestic securities (other than short-term instruments), except temporarily when extraordinary circumstances prevailing at the same time in a significant number of foreign countries render investments in such countries inadvisable.

                          FUTURES AND OPTIONS CONTRACTS

         OPTIONS ON STOCK. For the sole purpose of reducing risk, put and call options on stocks may be purchased for the Portfolio, although the current intention is not to do so in such a manner that more than 5% of the Portfolio's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made at any time prior to the expiration of the option which involves selling the option previously purchased.

         Covered call options may also be sold (written) on stocks, although in each case the current intention is not to do so. A call option is "covered" if the writer owns the underlying security.

         FUTURES CONTRACTS ON STOCK INDEXES AND FOREIGN CURRENCIES. For the sole purpose of reducing risk, futures contracts on stock indexes ("Futures Contracts") may be entered into for the Portfolio, although the current intention is not to do so in such a manner that more than 5% of the Portfolio's net assets would be at risk. Futures contracts on foreign currencies may also be entered into for the Portfolio, although in each case the current intention is not to do so.

         Foreign exchange contracts are made with currency dealers, usually large commercial banks and financial institutions. Although foreign exchange rates are volatile, foreign exchange markets are generally liquid with the equivalent of approximately $500 billion traded worldwide on a typical day.

         While the Portfolio may enter into foreign currency exchange transactions to reduce the risk of loss due to a decline in the value of the hedged currency, these transactions also tend to limit the potential for gain. Forward foreign exchange contracts do not eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly unlikely.

         In order to assure that the Portfolio is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Portfolio enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Portfolio's assets.

         Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

         In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

         The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the short term in the overall stock market may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

         When the Portfolio enters into a Futures Contract, it is initially required to deposit, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade short-term obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Portfolio may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

         Currently, Futures Contracts can be purchased on stock indexes such as the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange), the Russell 2000 Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange). Investment in Futures Contracts on non-U.S. stock indexes and options on such Futures Contracts by U.S. investors, such as the Portfolio, currently are prohibited by the Commodities Exchange Act unless the CFTC has designated a board of trade as a contract market for such Futures Contracts or options.

         Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

         Another risk which may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of an index subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in overall stock market prices against which the Portfolio seeks a hedge.

                          LOANS OF PORTFOLIO SECURITIES

         Securities of the Portfolio may be loaned if such loans are secured continuously by cash or equivalent short-term liquid securities as collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Portfolio any income accruing thereon, and cash collateral may be invested for the Portfolio, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Portfolio in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Portfolio. Securities are not loaned to Brown Brothers Harriman & Co. or to any affiliate of the Corporation, the Portfolio or Brown Brothers Harriman & Co.

                             SHORT-TERM INVESTMENTS

         Although it is intended that the assets of the Portfolio stay invested in the securities described above and in the Prospectus to the extent practical in light of the Portfolio's investment objective and long-term investment perspective, assets of the Portfolio may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Portfolio experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable equity securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"), or if unrated are of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable (see clause (vi) under the caption "State and Federal Restrictions"). At the time the Portfolio's assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by

Moody's or A-1 by Standard & Poor's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets of the Portfolio may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including U.S. dollar denominated repurchase agreements.

         REPURCHASE AGREEMENTS. Repurchase agreements may be entered into for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one week from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book entry transfer to the account of State Street Bank and Trust Company (the "Custodian"). If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity are treated as not readily marketable (see clause (vi) under the caption "State and Federal Restrictions").

INVESTMENT RESTRICTIONS
================================================================================

         The Fund and the Portfolio are operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be (See "Additional Information").

         Except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, neither the Portfolio nor the Corporation, with respect to the Fund, may:

         (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares or the withdrawal of part or all of an interest in the Portfolio, as the case may be, while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions (see clause (i) under the caption "State and Federal Restrictions");

         (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         (3) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of futures and options, other than the writing of put options;

         (4) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

         (5) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (6) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

         (6) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

         (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

         (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

         (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;

         (10) issue any senior security (as that term is defined in the 1940
Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

         (11) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than U.S. Government obligations or more than 10% of its total assets in the outstanding voting securities of any one issuer; provided, however, that up to 25% of its total assets may be invested without regard to this restriction, and provided further, that the Fund shall not be subject to this restriction.

         STATE AND FEDERAL RESTRICTIONS. In order to comply with certain state and federal statutes and policies neither the Portfolio nor the Corporation, on behalf of the Fund, may as a matter of operating policy (except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) borrow money for any purpose in excess of 10% of its total assets (taken at cost) (moreover, securities are not purchased at any time at which the amount of its borrowings exceed 5% of its total assets (taken at market value)), (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of its net assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction, (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale would be made upon the same conditions, (iv) invest for the purpose of exercising control or management, (v) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company are not purchased if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it, (vi) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities, securities of companies which, including predecessors, have a record of less than three years of operation, invest more than 15% of its net assets in over-the-counter options, time deposits with a maturity of more than seven days, repurchase agreements maturing in more than seven days, securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange and other securities that are illiquid or otherwise not readily marketable, (vii) purchase securities of any issuer if such purchase at the time thereof would cause it to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer is deemed a single class and all preferred stock of an issuer is deemed a single class, except that futures and option contracts are not subject to this restriction, (viii) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years of continuous operation, or (ix) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Director of the Corporation or Trustee of the Portfolio, or is an officer or partner of the Investment Adviser, if after the purchase of the securities of such issuer, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed without shareholder or investor approval in response to changes in the various state and federal requirements.

         PERCENTAGE AND RATING RESTRICTIONS. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy. If the Fund's and the Portfolio's respective investment restrictions relating to any particular investment practice or policy are not consistent, the Portfolio has agreed with the Corporation, on behalf of the Fund, that the Portfolio will adhere to the more restrictive limitation.

DIRECTORS, TRUSTEES AND OFFICERS
================================================================================
         The Directors of the Corporation, Trustees of the Portfolio and executive officers of the Corporation and the Portfolio, their principal occupation during the past five years (although their titles may have varied during the period) and business addresses are:

                          DIRECTORS OF THE CORPORATION

         J.V. SHIELDS, JR.* -- Chairman of the Board and Director; Trustee of The 59 Wall Street Trust; Managing Director, Chairman and Chief Executive Officer of Shields & Company; Chairman and Chief Executive Officer of Capital Management Associates, Inc.; Director of Flowers Industries, Inc.(1) His business address is Shields & Company, 140 Broadway, New York, NY 10005.

         EUGENE P. BEARD** -- Director; Trustee of The 59 Wall Street Trust (since April 1993); Vice Chairman - Finance and Operations of The Interpublic Group of Companies. His business address is The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, NY 10020.

         DAVID P. FELDMAN** -- Director; Trustee of The 59 Wall Street Trust; Chairman and Chief Executive Officer - AT&T Investment Management Corporation; Director of Dreyfus Mutual Funds, Equity Fund of Latin America, New World Balanced Fund, India Magnum Fund, and U.S. Prime Properties Inc.; Trustee of Corporate Property Investors. His business address is 3 Tall Oaks Drive, Warren, NJ 07059.

         ALAN G. LOWY** -- Director; Trustee of The 59 Wall Street Trust (since April 1993); Secretary of the Los Angeles County Board of Investments (prior to March 1995). His business address is 4111 Clear Valley Drive, Encino, CA 91436.

         ARTHUR D. MILTENBERGER** -- Director; Trustee of The 59 Wall Street Trust; Vice President and Chief Financial Officer of Richard K. Mellon and Sons; Treasurer of Richard King Mellon Foundation; Vought Aircraft Corporation (prior to September 1994), Caterair International (prior to April 1994); Advisory Committee of Carlyle Group and Pittsburgh Seed Fund and Valuation Committee of Morgenthaler Venture Funds(2). His business address is Richard K. Mellon and Sons, P.O. Box RKM, Ligonier, PA 15658.

                            TRUSTEES OF THE PORTFOLIO

         H.B. ALVORD** -- Chairman of the Board and Trustee; Retired; Trustee of the Trust (from September 1990 to October 1994); Director of The 59 Wall Street Fund, Inc. (from September 1990 to October 1994); Trustee of Landmark Funds III, Landmark Tax Free Reserves, Landmark Multi-State Tax Free Funds, Landmark Tax Free Income Funds, Landmark Fixed Income Funds, Landmark Funds I, Landmark Funds II, and Landmark International Equity Fund. His business address is P.O. Box 5203, Carmel, CA 93921.

         RICHARD L. CARPENTER** -- Trustee; Retired; Director of Internal Investments, Public School Employees' Retirement System (prior to December
1995). His business address is 61 Cliff Street, Burlington, VT 05401.

         CLIFFORD A. CLARK** -- Trustee; Retired; Director of Schmid, Inc. (prior to July 1993); Managing Director of the Smith-Denison Foundation. His business address is 42 Clowes Drive, Falmouth, MA 02540.

         DAVID M. SEITZMAN** -- Trustee; Practicing Physician with Seitzman, Shuman, Kwart and Phillips; Director of the National Capital Underwriting Company, Commonwealth Medical Liability Insurance Co. and National Capital Insurance Brokerage, Limited. His business address is 7117 Nevis
Road, Bethesda, MD 20817.

                  OFFICERS OF THE CORPORATION AND THE PORTFOLIO

         PHILIP W. COOLIDGE -- President; Chief Executive Officer and President of Signature Financial Group, Inc. ("SFG"), 59 Wall Street Distributors, Inc. ("59 Wall Street Distributors") and 59 Wall Street Administrators, Inc. ("59 Wall Street Administrators") (since June 1993).

         JAMES E. HOOLAHAN -- Vice President; Senior Vice President of SFG.

         JOHN R. ELDER -- Treasurer; Vice President of SFG (since April 1995); Treasurer of Phoenix Family of Mutual Funds (prior to April 1995).

         LINDA T. GIBSON -- Secretary; Vice President and Assistant Secretary, SFG (since June, 1991); Assistant Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators (since June, 1993); graduate student, Boston University School of Law (prior to May, 1992).

         SUSAN JAKUBOSKI*** -- Assistant Treasurer and Assistant Secretary of the Portfolio; Assistant Secretary, Assistant Treasurer and Vice President of Signature Financial Group (Cayman) Limited (since August 1994); Fund Compliance Administrator of Concord Financial Group, Inc. (from November 1990 to August
1994). Her business address is Elizabethan Square, Shedden Road, George Town, Grand Cayman, Cayman Islands, BWI.

         MOLLY S. MUGLER -- Assistant Secretary; Vice President and Assistant Secretary of SFG; Assistant Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators (since June 1993).

 -------------------------

* Mr. Shields is an "interested person" of the Corporation and the Portfolio because of his affiliation with a registered broker-dealer.

** These Directors and Trustees are members of the Audit Committee of the Corporation or the Portfolio, as the case may be.

*** Ms. Jakuboski is an officer of the Portfolio but is not an officer of the Corporation.

(1) Shields & Company, Capital Management Associates, Inc. and Flowers Industries, Inc., with which Mr. Shields is associated, are a registered broker-dealer and a member of the New York Stock Exchange, a registered investment adviser, and a diversified food company, respectively.

(2) Richard K. Mellon and Sons, Richard King Mellon Foundation, Enterprise Corporation, Vought Aircraft Corporation, Caterair International, The Carlyle Group and Morgenthaler Venture Funds, with which Mr. Miltenberger is or has been associated, are a private foundation, a private foundation, a business development firm, an aircraft manufacturer, an airline food services company, a merchant bank, and a venture capital partnership, respectively.

         Each Director and officer of the Corporation listed above holds the equivalent position with The 59 Wall Street Trust. The address of each officer of the Corporation is 6 St. James Avenue, Boston, Massachusetts 02116. Messrs. Coolidge, Hoolahan and Elder and Mss. Gibson, Jakuboski and Mugler also hold similar positions with other investment companies for which affiliates of 59 Wall Street Distributors serves as the principal underwriter.

         Except for Mr. Shields, no Director is an "interested person" of the Corporation or the Portfolio as that term is defined in the 1940 Act.

         The Directors of the Corporation receive a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) which is paid jointly by all series of the Corporation and The 59 Wall Street Trust and allocated among the series based upon their respective net assets. In addition, each series which has commenced operations pays an annual fee to each Director of $1,000. The aggregate compensation to each Director from the Corporation and the Fund Complex (the Fund Complex consists of the Corporation and The 59 Wall Street Trust which currently consists of three series) was less than $60,000.

         The Trustees of the Portfolio receive a base annual fee of $12,000 (except the Chairman who receives a base annual fee of $17,000) which is paid jointly by the U.S. Money Market Portfolio, International Equity Portfolio together with the Portfolio (the "Portfolios") and allocated among the Portfolios based upon their respective net assets. In addition, each Portfolio which has commenced operations pays an annual fee to each Trustee of $1,000. The aggregate compensation to each Trustee from the Portfolios was less than $60,000.

         By virtue of the responsibilities assumed by Brown Brothers Harriman & Co. under the Investment Advisory Agreement with the Portfolio and the Administration Agreement with the Corporation, and by Brown Brothers Harriman Trust Company (Cayman) Limited under the Administration Agreement with the Portfolio (see "Investment Adviser" and "Administrators"), neither the Corporation nor the Portfolio requires employees other than its officers, and none of its officers devote full time to the affairs of the Corporation or the Portfolio, as the case may be, or, other than the Chairmen, receive any compensation from the Fund or the Portfolio.

         As of [ ], 1997, the Directors of the Corporation, Trustees of the Portfolio and officers of the Corporation and the Portfolio as a group beneficially owned less than 1% of the outstanding shares of the Corporation and less than 1% of the aggregate beneficial interests in the Portfolio. At the close of business on that date, no person, to the knowledge of the management, owned beneficially more than 5% of the outstanding shares of the Fund nor more than 5% of the aggregate beneficial interests in the Portfolio except that [UPDATE].

INVESTMENT ADVISER
================================================================================

         Under its Investment Advisory Agreement with the Portfolio, subject to the general supervision of the Portfolio's Trustees and in conformance with the stated policies of the Portfolio, Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Portfolio. In this regard, it is the responsibility of Brown Brothers Harriman & Co. to make the day-to-day investment decisions for the Portfolio, to place the purchase and sale orders for portfolio transactions and to manage, generally, the Portfolio's investments.

         The Investment Advisory Agreement between Brown Brothers Harriman & Co. and the Portfolio is dated February 18, 1997 and remains in effect for two years from such date and thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, or by the Portfolio's Trustees, and (ii) by a vote of a majority of the Trustees of the Portfolio who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was approved by the Independent Trustees on August 23, 1994. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Portfolio or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940
Act) of the Portfolio on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on 90 days' written notice to the Portfolio (See "Additional Information").

         With respect to the Portfolio, the investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.90% of the Portfolio's average daily net assets.

         The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting, selling or distributing securities and from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Fund. There is presently no controlling precedent prohibiting financial institutions such as Brown Brothers Harriman & Co. from performing the investment advisory, administrative or shareholder servicing/eligible institution functions described above. If Brown Brothers Harriman & Co. were to terminate its Investment Advisory Agreement with the Portfolio, or were prohibited from acting in such capacity, it is expected that the Trustees of the Portfolio would recommend to the investors that they approve a new investment advisory agreement for the Portfolio with another qualified adviser. If Brown Brothers Harriman & Co. were to terminate its Shareholder Servicing Agreement, Eligible Institution Agreement or Administration Agreement with the Corporation or were prohibited from acting in any such capacity, its customers would be permitted to remain shareholders of the Fund and alternative means for providing shareholder services or administrative services, as the case may be, would be sought. In such event, although the operation of the Corporation might change, it is not expected that any shareholders would suffer any adverse financial consequences. However, an alternative means of providing shareholder services might afford less convenience to shareholders.

ADMINISTRATORS
================================================================================

         The Administration Agreements between the Corporation and Brown Brothers Harriman & Co. (dated November 1, 1993) and between the Portfolio and Brown Brothers Harriman Trust Company (Cayman) Limited (dated February 18, 1997) will remain in effect for two years from such respective date and thereafter, but only so long as each such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors/Trustees most approved the Corporation's Administration Agreement and the Portfolio's Administration Agreement on December 18, 1996 and August 23, 1994, respectively. Each agreement will terminate automatically if assigned by either party thereto and is terminable by the Corporation or the Portfolio at any time without penalty by a vote of a majority of the Directors of the Corporation or the Trustees of the Portfolio, as the case may be, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation or the Portfolio, as the case may be (see "Additional Information"). The Corporation's Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman & Co. The Portfolio's Administration Agreement is terminable by the Trustees of the Portfolio or by the Fund and other investors in the Portfolio on 60 days' written notice to Brown Brothers Harriman Trust Company (Cayman) Limited. Each agreement is terminable by the respective Administrator on 90 days' written notice to the Corporation or the Portfolio, as the case may be.

         The administrative fee payable to Brown Brothers Harriman & Co. from the Fund is calculated daily and payable monthly at an annual rate equal to 0.125% of the Fund's average daily net assets.

         The administrative fee paid to Brown Brothers Harriman Trust Company (Cayman) Limited by the Portfolio is calculated and paid monthly at an annual rate equal to 0.035% of the Portfolio's average daily net assets. Brown Brothers Harriman Trust Company (Cayman) Limited is a wholly-owned subsidiary of Brown Brothers Harriman Trust Company of New York, which is a wholly-owned subsidiary of Brown Brothers Harriman & Co.

DISTRIBUTOR
================================================================================

         The Distribution Agreement (dated September 5, 1990, as amended and restated February 12, 1991) between the Corporation and 59 Wall Street Distributors remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Distribution Agreement was approved by the Independent Directors of the Corporation on February 21, 1996. The agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund (see "Additional Information"). The Distribution Agreement is terminable with respect to the Fund by the Corporation's Directors or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Corporation.

NET ASSET VALUE; REDEMPTION IN KIND
================================================================================

         The net asset value of each of the Fund's shares is determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is so open every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of the Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets (I.E., the value of its investment in the Portfolio and other assets) the amount of its liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

         The value of the Portfolio's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. The value of the Fund's investment in the Portfolio is determined by multiplying the value of the

Portfolio's net assets by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

         The value of investments listed on a domestic securities exchange is based on the last sale prices as of the regular close of the New York Stock Exchange (which is currently 4:00 P.M., New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time at which net assets are valued.

         Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates available at the time of valuation.

         Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired was more than 60 days, unless this is determined not to represent fair value by the Trustees of the Portfolio.

         Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net asset value is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

         Subject to the Corporation's compliance with applicable regulations, the Corporation has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Corporation is obligated with respect to any one investor during any 90 day period to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1% of that Fund's net assets at the beginning of such 90 day period.

COMPUTATION OF PERFORMANCE
================================================================================

         The average annual total return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and
(c) subtracting 1 from the result.

         The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.

         Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Portfolio and the Fund's and the Portfolio's expenses during the period.

         Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

FEDERAL TAXES
================================================================================

         Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities, foreign currencies or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). Foreign currency gains that are not directly related to the Portfolio's business of investing in stock or securities is included in the income that counts toward the 30% gross income requirement described above but may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

         Under the Code, gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time the Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, the Fund's share of gains or losses on the disposition of debt securities held by the Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

         Gains or losses on sales of securities are treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put has been acquired or a call has been written thereon. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Portfolio lapses or is terminated through a closing transaction, such as a repurchase of the option from its holder, the Portfolio may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold pursuant to the exercise of a call option written for them, the premium received would be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the Portfolio's ability to write options and engage in transactions involving stock index futures.

         Certain options contracts held for the Portfolio at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long the Portfolio has held such options. The Portfolio may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

         If shares are purchased by the Portfolio in certain foreign investment entities, referred to as "passive foreign investment companies", the Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on the Fund's portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by the Fund as a dividend to its shareholders. If the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund", in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders, in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to the Fund.

         RETURN OF CAPITAL. If the net asset value of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution from the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

         REDEMPTION OF SHARES. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

         FOREIGN TAXES. If the Corporation elects to treat foreign income taxes paid from the Fund as paid directly by the Fund's shareholders, the shareholder would be required to include in income such shareholder's proportionate share of the amount of foreign income taxes paid by the Fund and would be entitled to claim either a credit or deduction in such amount. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes are subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to that shareholder's total foreign source taxable income. For this purpose, the portion of dividends and capital gains distributions paid from the Fund from its foreign source income is treated as foreign source income. The Fund's gains and losses from the sale of securities are generally treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise are treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of such shareholder's proportionate share of the foreign income taxes paid from the Fund.

         In certain circumstances foreign taxes imposed with respect to the Fund's income may not be treated as income taxes imposed on the Fund. Any such taxes would not be included in the Fund's income, would not be eligible to be "passed through" to Fund shareholders, and would not be eligible to be claimed as a foreign tax credit or deduction by Fund shareholders. In particular, in certain circumstances it may not be clear whether certain amounts of taxes deducted from gross dividends paid to the Fund would, for U.S. federal income tax purposes, be treated as imposed on the issuing corporation rather than the Fund.

         OTHER TAXES. The Fund subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

DESCRIPTION OF SHARES
================================================================================

         The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of The 59 Wall Street International Equity Fund. The Corporation currently consists of seven portfolios.

         Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable.

         Stock certificates are not issued by the Corporation.

         The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

         The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

PORTFOLIO TRANSACTIONS
================================================================================

         In effecting securities transactions for the Portfolio, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

         Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law.

         All of the transactions for the Portfolio are executed through qualified brokers. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman & Co. has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the

Investment Adviser's clients and not solely or necessarily for the benefit of the Portfolio. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Portfolio does not reduce the fee paid to the Investment Adviser by any amount that might be attributable to the value of such services.

         A committee, comprised of officers and partners of Brown Brothers Harriman & Co. who are portfolio managers of some of Brown Brothers Harriman & Co.'s managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

         The Trustees of the Portfolio review regularly the reasonableness of commissions and other transaction costs incurred for the Portfolio in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

         Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Portfolio effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Portfolio may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Portfolio may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

ADDITIONAL INFORMATION
================================================================================

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

         Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

         A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the Securities and Exchange Commission may permit.

         With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Pursuant to the rules and regulations of the Securities and Exchange Commission, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

                                                         23
WS5460

================================================================================

STATEMENT OF ADDITIONAL INFORMATION

                  THE 59 WALL STREET INTERNATIONAL EQUITY FUND

                 6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116

================================================================================

         The 59 Wall Street International Equity Fund (the "Fund") is a separate portfolio of The 59 Wall Street Fund, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is designed to enable investors to participate in the opportunities available in equity markets outside the United States and Canada. The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. The Corporation seeks to achieve the investment objective of the Fund by investing all of the Fund's assets in the International Equity Portfolio (the "Portfolio"), an open-end investment company having the same investment objective as the Fund. There can be no assurance that the Fund's investment objective will be achieved.

         Brown Brothers Harriman & Co. is the investment adviser (the "Investment Adviser") of the Portfolio. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated
[    ] 1997, a copy of which may be obtained from the Corporation at the address noted above.


                                TABLE OF CONTENTS
                                                                CROSS-REFERENCE
                                                        PAGE      TO PAGE IN
                                                                  PROSPECTUS

Investment Objective and Policies  .  .  .  .  .
Investment Restrictions   .  .  .  .  .  .  .  .
Directors, Trustees and Officers   .  .  .  .  .
Investment Adviser  .  .  .  .  .  .  .  .  .  .
Administrators.  .  .  .  .  .  .  .  .  .  .  .
Distributor   .  .  .  .  .  .  .  .  .  .  .  .
Net Asset Value; Redemption in Kind   .  .  .  .
Computation of Performance   .  .  .  .  .  .  .
Federal Taxes .  .  .  .  .  .  .  .  .  .  .  .
Description of Shares  .  .  .  .  .  .  .  .  .
Portfolio Transactions .  .  .  .  .  .  .  .  .
Additional Information .  .  .  .  .  .  .  .  .
Financial Statements   .  .  .  .  .  .  .  .  .


   THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS [   ] 1997.

INVESTMENT OBJECTIVE AND POLICIES


================================================================================

         The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Portfolio.

                               EQUITY INVESTMENTS

         Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                              DOMESTIC INVESTMENTS

         The assets of the Portfolio are not invested in domestic securities (other than short-term instruments), except temporarily when extraordinary circumstances prevailing at the same time in a significant number of foreign countries render investments in such countries inadvisable.

                          FUTURES AND OPTIONS CONTRACTS

         OPTIONS ON STOCK. For the sole purpose of reducing risk, put and call options on stocks may be purchased for the Portfolio, although the current intention is not to do so in such a manner that more than 5% of the Portfolio's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made at any time prior to the expiration of the option which involves selling the option previously purchased.

         Covered call options may also be sold (written) on stocks, although in each case the current intention is not to do so. A call option is "covered" if the writer owns the underlying security.

         FUTURES CONTRACTS ON STOCK INDEXES AND FOREIGN CURRENCIES. For the sole purpose of reducing risk, futures contracts on stock indexes ("Futures Contracts") may be entered into for the Portfolio, although the current intention is not to do so in such a manner that more than 5% of the Portfolio's net assets would be at risk. Futures contracts on foreign currencies may also be entered into for the Portfolio, although in each case the current intention is not to do so.


         In order to assure that the Portfolio is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Portfolio enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Portfolio's assets.

         Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

         In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

         The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the short term in the overall stock market may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.


         When the Portfolio enters into a Futures Contract, it is initially required to deposit, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade liquid short-term obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Portfolio may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

         Currently, Futures Contracts can be purchased on stock indexes such as the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange), the Russell 2000 Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange). Investment in Futures Contracts on non-U.S. stock indexes and options on such Futures Contracts by U.S. investors, such as the Portfolio, currently are prohibited by the Commodities Exchange Act unless the CFTC has designated a board of trade as a contract market for such Futures Contracts or options.


         Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

         Another risk which may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of an index subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in overall stock market prices against which the Portfolio seeks a hedge.

                          LOANS OF PORTFOLIO SECURITIES

         Securities of the Portfolio may be loaned if such loans are secured continuously by cash or equivalent short-term liquid securities as collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Portfolio any income accruing thereon, and cash collateral may be invested for the Portfolio, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Portfolio in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Portfolio. Securities are not loaned to Brown Brothers Harriman & Co. or to any affiliate of the Corporation, the Portfolio or Brown Brothers Harriman & Co.


                             SHORT-TERM INVESTMENTS


         Although it is intended that the assets of the Portfolio stay invested in the securities described above and in the Prospectus to the extent practical in light of the Portfolio's investment objective and long-term investment perspective, assets of the Portfolio may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Portfolio experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable equity securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"), or if unrated are of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable (see clause (vi) under the caption "State and Federal Restrictions"). At the time the Portfolio's assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's ; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets of the Portfolio may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including U.S. dollar denominated repurchase agreements.

         REPURCHASE AGREEMENTS. Repurchase agreements may be entered into for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one week from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book entry transfer to the account of State Street Bank and Trust Company (the "Custodian"). If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity are treated as not readily marketable (see clause (vi) under the caption "State and Federal Restrictions").

INVESTMENT RESTRICTIONS
================================================================================



         The Fund and the Portfolio are operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be (see "Additional Information").


         Except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, neither the Portfolio nor the Corporation, with respect to the Fund, may:


         (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares or the withdrawal of part or all of an interest in the Portfolio, as the case may be, while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions (see clause (i) under the caption "State and Federal Restrictions");


         (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         (3) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of futures and options, other than the writing of put options;

         (4) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

         (5) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (6) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

         (6) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

         (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

         (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);


         (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;



         (10) issue any senior security (as that term is defined in the 1940
Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

         STATE AND FEDERAL RESTRICTIONS. In order to comply with certain state and federal statutes and policies neither the Portfolio nor the Corporation, on behalf of the Fund, may as a matter of operating policy (except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) borrow money for any purpose in excess of 10% of its total assets (taken at cost) (moreover, securities are not purchased at any time at which the amount of its borrowings exceed 5% of its total assets (taken at market value)), (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of its net assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction, (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale would be made upon the same conditions, (iv) invest for the purpose of exercising control or management, (v) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company are not purchased if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it, (vi) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities, securities of companies which, including predecessors, have a record of less than three years of operation, invest more than 15% of its net assets in over-the-counter options, time deposits with a maturity of more than seven days, repurchase agreements maturing in more than seven days, securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange and other securities that are illiquid or otherwise not readily marketable, (vii) purchase securities of any issuer if such purchase at the time thereof would cause it to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer is deemed a single class and all preferred stock of an issuer is deemed a single class, except that futures and option contracts are not subject to this restriction, (viii) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years of continuous operation, or

(ix) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Director of the Corporation or Trustee of the Portfolio, or is an officer or partner of the Investment Adviser, if after the purchase of the securities of such issuer, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed without shareholder or investor approval in response to changes in the various state and federal requirements.

         PERCENTAGE AND RATING RESTRICTIONS. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy. If the Fund's and the Portfolio's respective investment restrictions relating to any particular investment practice or policy are not consistent, the Portfolio has agreed with the Corporation, on behalf of the Fund, that the Portfolio will adhere to the more restrictive limitation.

DIRECTORS, TRUSTEES AND OFFICERS
================================================================================

         The Directors of the Corporation, Trustees of the Portfolio and executive officers of the Corporation and the Portfolio, and principal occupation during the past five years (although their titles may have varied during the period) and business addresses are:


                          DIRECTORS OF THE CORPORATION



         J.V. SHIELDS, JR.* -- Chairman of the Board and Director; Trustee of The 59 Wall Street Trust ; Managing Director, Chairman and Chief Executive Officer of Shields & Company; Chairman and Chief Executive Officer of Capital Management Associates, Inc.; Director of Flowers Industries, Inc.(1) His business address is Shields & Company, 140 Broadway, New York, NY 10005.

         EUGENE P. BEARD** -- Director; Trustee of The 59 Wall Street Trust (since April 1993); Vice Chairman - Finance and Operations of The Interpublic Group of Companies . His business address is The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, NY 10020.




         DAVID P. FELDMAN** -- Director; Trustee of The 59 Wall Street Trust; Chairman and Chief Executive Officer - AT&T Investment Management Corporation; Director of Dreyfus Mutual Funds, Equity Fund of Latin America, New World Balanced Fund, India Magnum Fund, and U.S. Prime Properties Inc. ; Trustee of Corporate Property Investors. His business address is 3 Tall Oaks Drive, Warren, NJ 07059.

         ALAN G. LOWY** -- Director ; Trustee of The 59 Wall Street Trust (since April 1993); Secretary of the Los Angeles County Board of Investments (prior to March 1995). His business address is 4111 Clear Valley Drive, Encino, CA 91436.




         ARTHUR D. MILTENBERGER** -- Director; Trustee of The 59 Wall Street Trust; Vice President and Chief Financial Officer of Richard K. Mellon and Sons; Treasurer of Richard King Mellon Foundation; Vought Aircraft Corporation (prior to September 1994), Caterair International (prior to April 1994); Advisory Committee of Carlyle Group and Pittsburgh Seed Fund and Valuation Committee of Morgenthaler Venture Funds(2). His business address is Richard K. Mellon and Sons, P.O. Box RKM, Ligonier, PA 15658.

                            TRUSTEES OF THE PORTFOLIO



         H.B. ALVORD** -- Chairman of the Board and Trustee; Retired; Trustee of the Trust (from September 1990 to October 1994); Director of The 59 Wall Street Fund, Inc. (from September 1990 to October 1994); Trustee of Landmark Funds III, Landmark Tax Free Reserves, Landmark Multi-State Tax Free Funds, Landmark Tax Free Income Funds, Landmark Fixed Income Funds, Landmark Funds I, Landmark Funds II, and Landmark International Equity Fund. His business address is 61 Cliff Street, Burlington, VT 05401.



         RICHARD L. CARPENTER** -- Trustee; Retired; Director of Internal Investments, Public School Employees' Retirement System (prior to December
1995). His business address is P.O. Box 5415, Burlington, VT 05402.

         CLIFFORD A. CLARK** -- Trustee; Retired; Director of Schmid, Inc. (prior to July 1993); Managing Director of the Smith-Denison Foundation . His business address is 42 Clowes Drive, Falmouth, MA 02540.




         DAVID M. SEITZMAN** -- Trustee; Practicing Physician with Seitzman, Shuman, Kwart and Phillips; Director of the National Capital Underwriting Company, Commonwealth Medical Liability Insurance Co. and National Capital Insurance Brokerage, Limited (since 1991). His business address is 7117 Nevis Road, Bethesda, MD 20817.

                  OFFICERS OF THE CORPORATION AND THE PORTFOLIO


         PHILIP W. COOLIDGE -- President; Chief Executive Officer and President of Signature Financial Group, Inc. ("SFG"), 59 Wall Street Distributors, Inc. ("59 Wall Street Distributors") and 59 Wall Street Administrators, Inc. ("59 Wall Street Administrators") (since June 1993).

         JAMES E. HOOLAHAN -- Vice President; Senior Vice President of SFG .

         JOHN R. ELDER -- Treasurer; Vice President of SFG (since April 1995); Treasurer of Phoenix Family of Mutual Funds (prior to April 1995).




         LINDA T. GIBSON -- Secretary; Vice President and Assistant Secretary, SFG (since June, 1991); Assistant Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators (since June, 1993); graduate student, Boston University School of Law (prior to May, 1992).




         SUSAN JAKUBOSKI*** -- Assistant Treasurer and Assistant Secretary of the Portfolio; Assistant Secretary, Assistant Treasurer and Vice President of Signature Financial Group (Cayman) Limited (since August 1994); Fund Compliance Administrator of Concord Financial Group, Inc. (from November 1990 to August
1994). Her business address is Elizabethan Square, Shedden Road, George Town, Grand Cayman, Cayman Islands, BWI.

         MOLLY S. MUGLER -- Assistant Secretary; Vice President and Assistant Secretary of SFG; Assistant Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators (since June 1993) .



-------------------------
* Mr. Shields is an "interested person" of the Corporation and the Portfolio because of his affiliation with a registered broker-dealer.

**       These Directors and Trustees are members of the Audit
         Committee of the Corporation or the Portfolio, as the case may be.

*** Ms. Jakuboski is an officer of the Portfolio but is not an officer of the Corporation.

(1) Shields & Company, Capital Management Associates, Inc. and Flowers Industries, Inc., with which Mr. Shields is associated, are a registered broker-dealer and a member of the New York Stock Exchange, a registered investment adviser, and a diversified food company, respectively.

(2) Richard K. Mellon and Sons, Richard King Mellon Foundation, Enterprise Corporation, Vought Aircraft Corporation, Caterair International, The Carlyle Group and Morgenthaler Venture Funds, with which Mr. Miltenberger is or has been associated, are a private foundation, a private foundation, a business development firm, an aircraft manufacturer, an airline food services company, a merchant bank, and a venture capital partnership, respectively.


         Each Director and officer of the Corporation listed above holds the equivalent position with The 59 Wall Street Trust. The address of each officer of the Corporation is 6 St. James Avenue, Boston, Massachusetts 02116. Messrs. Coolidge, Hoolahan and Elder and Mss. Gibson, Jakuboski and Mugler also hold similar positions with other investment companies for which affiliates of 59 Wall Street Distributors serves as the principal underwriter.


         Except for Mr. Shields, no Director is an "interested person" of the Corporation or the Portfolio as that term is defined in the 1940 Act.


         The Directors of the Corporation receive a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) which is paid jointly by all series of the Corporation and The 59 Wall Street Trust and allocated among the series based upon their respective net assets. In addition, each series which has commenced operations pays an annual fee to each Director of $1,000. The aggregate compensation to each Director from the Corporation and the Fund Complex (the Fund Complex consists of the Corporation and The 59 Wall Street Trust which currently consists of three series) was less than $60,000.

         The Trustees of the Portfolio receive a base annual fee of $12,000 (except the Chairman who receives a base annual fee of $17,000) which is paid jointly by the U.S. Money Market Portfolio, Emerging Markets Portfolio together with the Portfolio (the "Portfolios") and allocated among the Portfolios based upon their respective net assets. In addition, each Portfolio which has commenced operations pays an annual fee to each Trustee of $1,000. The aggregate compensation to each Trustee from the Portfolios was less than $60,000.


         By virtue of the responsibilities assumed by Brown Brothers Harriman & Co. under the Investment Advisory Agreement with the Portfolio and the Administration Agreement with the Corporation, and by Brown Brothers Harriman Trust Company (Cayman) Limited under the Administration Agreement with the Portfolio (see "Investment Adviser" and "Administrators"), neither the Corporation nor the Portfolio requires employees other than its officers, and none of its officers devote full time to the affairs of the Corporation or the Portfolio, as the case may be, or, other than the Chairmen, receive any compensation from the Fund or the Portfolio.

         On the date of this Statement of Additional Information, the Directors of the Corporation, Trustees of the Portfolio and officers of the Corporation and the Portfolio as a group beneficially owned less than 1% of the outstanding shares of the Corporation and less than 1% of the aggregate beneficial interests in the Portfolio. At the close of business on that date, no person, to the knowledge of the management, owned beneficially more than 5% of the outstanding shares of the Fund nor more than 5% of the aggregate beneficial interests in the Portfolio except that [UPDATE].


INVESTMENT ADVISER
================================================================================


         Under its Investment Advisory Agreement with the Portfolio, subject to the general supervision of the Portfolio's Trustees and in conformance with the stated policies of the Portfolio, Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Portfolio. In this regard, it is the responsibility of Brown Brothers Harriman & Co. to make the day-to-day investment decisions for the Portfolio, to place the purchase and sale orders for portfolio transactions and to manage, generally, the Portfolio's investments.


         The Investment Advisory Agreement between Brown Brothers Harriman & Co. and the Portfolio is dated August 23, 1994 and remains in effect for two years from such date and thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, or by the Portfolio's Trustees, and (ii) by a vote of a majority of the Trustees of the Portfolio who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Trustees on August 23, 1994. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Portfolio or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on 90 days' written notice to the Portfolio (see "Additional Information").

         With respect to the Portfolio, the investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of the Portfolio's average daily net assets.

         The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting, selling or distributing securities and from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Fund. There is presently no controlling precedent prohibiting financial institutions such as Brown Brothers Harriman & Co. from performing the investment advisory, administrative or shareholder servicing/eligible institution functions described above. If Brown Brothers Harriman & Co. were to terminate its Investment Advisory Agreement with the Portfolio, or were prohibited from acting in such capacity, it is expected that the Trustees of the Portfolio would recommend to the investors that they approve a new investment advisory agreement for the Portfolio with another qualified adviser. If Brown Brothers Harriman & Co. were to terminate its Shareholder Servicing Agreement, Eligible Institution Agreement or Administration Agreement with the Corporation or were prohibited from acting in any such capacity, its customers would be permitted to remain shareholders of the Fund and alternative means for providing shareholder services or administrative services, as the case may be, would be sought. In such event, although the operation of the Corporation might change, it is not expected that any shareholders would suffer any adverse financial consequences. However, an alternative means of providing shareholder services might afford less convenience to shareholders.

ADMINISTRATORS
================================================================================

         The Administration Agreements between the Corporation and Brown Brothers Harriman & Co. (dated November 1, 1993) and between the Portfolio and Brown Brothers Harriman Trust Company (Cayman) Limited (dated August 23, 1994) will remain in effect for two years from such respective date and thereafter, but only so long as each such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors/Trustees most recently approved the Corporation's Administration Agreement and the Portfolio's Administration Agreement on August 10, 1993 and August 23, 1994, respectively. Each agreement will terminate automatically if assigned by either party thereto and is terminable by the Corporation or the Portfolio at any time without penalty by a vote of a majority of the Directors of the Corporation or the Trustees of the Portfolio, as the case may be, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation or the Portfolio, as the case may be (see "Additional

Information"). The Corporation's Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman & Co. The Portfolio's Administration Agreement is terminable by the Trustees of the Portfolio or by the Fund and other investors in the Portfolio on 60 days' written notice to Brown Brothers Harriman Trust Company (Cayman) Limited. Each agreement is terminable by the respective Administrator on 90 days' written notice to the Corporation or the Portfolio, as the case may be.

         The administrative fee payable to Brown Brothers Harriman & Co. from the Fund is calculated daily and payable monthly at an annual rate equal to 0.125% of the Fund's average daily net assets.

         The administrative fee paid to Brown Brothers Harriman Trust Company (Cayman) Limited by the Portfolio is calculated and paid monthly at an annual rate equal to 0.035% of the Portfolio's average daily net assets. Brown Brothers Harriman Trust Company (Cayman) Limited is a wholly-owned subsidiary of Brown Brothers Harriman Trust Company of New York, which is a wholly-owned subsidiary of Brown Brothers Harriman & Co.

DISTRIBUTOR
================================================================================


         The Distribution Agreement (dated September 5, 1990, as amended and restated February 12, 1991) between the Corporation and 59 Wall Street Distributors remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Distribution Agreement was most recently approved by the Independent Directors of the Corporation on February 18, 1997. The agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund (see "Additional Information"). The Distribution Agreement is terminable with respect to the Fund by the Corporation's Directors or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Corporation.

NET ASSET VALUE; REDEMPTION IN KIND
================================================================================

         The net asset value of each of the Fund's shares is determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is so open every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of the Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets (I.E., the value of its investment in the Portfolio and other assets) the amount of its liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

         The value of the Portfolio's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. The value of the Fund's investment in the Portfolio is determined by multiplying the value of the Portfolio's net assets by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

         The value of investments listed on a domestic securities exchange is based on the last sale prices as of the regular close of the New York Stock Exchange (which is currently 4:00 P.M., New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time at which net assets are valued.

         Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates available at the time of valuation.

         Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired was more than 60 days, unless this is determined not to represent fair value by the Trustees of the Portfolio.

         Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net asset value is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.


         Subject to the Corporation's compliance with applicable regulations, the Corporation has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Corporation is obligated with respect to any one investor during any 90 day period to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1% of that Fund's net assets at the beginning of such 90 day period.


COMPUTATION OF PERFORMANCE
================================================================================

         The average annual total return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and
(c) subtracting 1 from the result.

         The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.


         Historical total return information for any period or portion thereof prior to the establishment of the Fund will be that of the Portfolio, adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods, as permitted by applicable SEC staff interpretations. The table that follows sets forth average annual total return information for the periods indicated:

                                           [DATE]             [DATE]
                 1 Year:                   [ ]%               [ ]%

                 Commencement of
                 Operations* to
                 date:                     [ ]%               [ ]%

*  International Equity Portfolio commenced operations on April 1, 1995.


         Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Portfolio and the Fund's and the Portfolio's expenses during the period.

         Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

FEDERAL TAXES
================================================================================

         Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities, foreign currencies or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). Foreign currency gains that are not directly related to the Portfolio's business of investing in stock or securities is included in the income that counts toward the 30% gross income requirement described above but may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

         Under the Code, gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time the Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, the Fund's share of gains or losses on the disposition of debt securities held by the Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

         Gains or losses on sales of securities are treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put has been acquired or a call has been written thereon. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Portfolio lapses or is terminated through a closing transaction, such as a repurchase of the option from its holder, the Portfolio may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold pursuant to the exercise of a call option written for them, the premium received would be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the Portfolio's ability to write options and engage in transactions involving stock index futures.

         Certain options contracts held for the Portfolio at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long the Portfolio has held such options. The Portfolio may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

         If shares are purchased by the Portfolio in certain foreign investment entities, referred to as "passive foreign investment companies", the Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on the Fund's portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by the Fund as a dividend to its shareholders. If the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund", in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to the Fund.

         RETURN OF CAPITAL. If the net asset value of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution from the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

         REDEMPTION OF SHARES. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

         FOREIGN TAXES. If the Corporation elects to treat foreign income taxes paid from the Fund as paid directly by the Fund's shareholders, the shareholder would be required to include in income such shareholder's proportionate share of the amount of foreign income taxes paid by the Fund and would be entitled to claim either a credit or a deduction in such amount. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes are subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to that shareholder's total foreign source taxable income. For this purpose, the portion of dividends and capital gains distributions paid from the Fund from its foreign source income is treated as foreign source income. The Fund's gains and losses from the sale of securities are generally treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise are treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of such shareholder's proportionate share of the foreign income taxes paid from the Fund.

         In certain circumstances foreign taxes imposed with respect to the Fund's income may not be treated as income taxes imposed on the Fund. Any such taxes would not be included in the Fund's income, would not be eligible to be "passed through" to Fund shareholders, and would not be eligible to be claimed as a foreign tax credit or deduction by Fund shareholders. In particular, in certain circumstances it may not be clear whether certain amounts of taxes deducted from gross dividends paid to the Fund would, for U.S. federal income tax purposes, be treated as imposed on the issuing corporation rather than the Fund.


         OTHER TAXES. The Fund subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

DESCRIPTION OF SHARES
================================================================================

         The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of The 59 Wall Street International Equity Fund. The Corporation currently consists of seven portfolios.


         Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable.

         Stock certificates are not issued by the Corporation.

         The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

         The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Interests in the Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Portfolio is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

PORTFOLIO TRANSACTIONS
================================================================================


         In effecting securities transactions for the Portfolio, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

         Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law.


         All of the transactions for the Portfolio are executed through qualified brokers. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman & Co. has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Portfolio. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Portfolio does not reduce the fee paid to the Investment Adviser by any amount that might be attributable to the value of such services.

         A committee, comprised of officers and partners of Brown Brothers Harriman & Co. who are portfolio managers of some of Brown Brothers Harriman & Co.'s managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.


         The Trustees of the Portfolio review regularly the reasonableness of commissions and other transaction costs incurred for the Portfolio in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

         Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Portfolio effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Portfolio may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Portfolio may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

ADDITIONAL INFORMATION
================================================================================

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.


         Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

         A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the Securities and Exchange Commission may permit.

         With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Pursuant to the rules and regulations of the Securities and Exchange Commission, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement.
 Each such statement is qualified in all respects by such reference.



 WS5286B

                                     PART C

                                OTHER INFORMATION


Item 24.  Financial Statements and Exhibits.

(a) Financial Statements:


                      Not Applicable.


Financial Statements incorporated by reference in the Statement of Additional
  Information constituting Part B of this Registration Statement:


For International  Equity  Portfolio:


                      Portfolio of Investments at October 31,  1996.
                      Statement of Assets and Liabilities at October 31, 1996. Statement of Operations for the fiscal year ended
                      October 31,  1996.
                      Statement of Changes in Net Assets for the period April 1,
                        1995 (commencement of operations) to October 31, 1995 and the fiscal year ended October 31, 1996
                      Financial Highlights for the period April 1, 1995
                        (commencement of operations) to October 31, 1995 and the fiscal year ended October 31, 1996
                      Notes to Financial Statements
                      Independent Auditors' Report
                      Management's Discussion of Fund Performance


Emerging Markets Portfolio

                      Statement of Assets and Liabilities
                         at [   ], 1997.

         (b)  Exhibits:


               1 -- (a) Restated Articles of Incorporation of the Registrant.(7)
                 -- (b) Establishment and Designation of Series of The 59 Wall
                        Street U.S. Equity Fund and The 59 Wall Street Short/ Intermediate Fixed Fund.(7)
                 -- (c) Establishment and Designation of Series of The 59 Wall
                        Street Small Company Fund.(7)
                 -- (d) Establishment and Designation of Series of The 59 Wall
                        Street International Equity Fund.(7)
                 -- (e) Establishment and Designation of Series of The 59 Wall
                        Street Short Term Fund. (7)
                 -- (f) Redesignation of series of The 59 Wall Street Short/
                        Intermediate Fixed Income Fund. (8)

                 -- (g) Redesignation of series of The 59 Wall Street Short Term
                        Fund (8).


               2 --     Amended and Restated By-Laws of the Registrant.(7)

               3 --     Not Applicable.

               4 --     Not Applicable.

               5 -- (a) Advisory Agreement with respect to The 59 Wall Street
                        U.S. Equity Fund.(7)

                    (b) Advisory Agreement with respect to The 59 Wall Street
                        Short/Intermediate Fixed Income Fund.(7)

               6 -- Form of Amended and Restated Distribution Agreement.(3)

               7 --  Not Applicable.

               8 -- (a) Form of Custody Agreement.(2)

                    (b) Form of Transfer Agency Agreement.(2)


               9 -- (a) Amended and Restated Administration Agreement.(6)
                        (1) Appendix A to Amended and Restated Administration
                            Agreement. (8)


                    (b) Subadministrative Services Agreement.(6)

                    (c) Form of License Agreement.(1)


                    (d) Amended and Restated Shareholder Servicing Agreement.(6)
                        (1) Appendix A to Amended and Restated Shareholder
                            Servicing Agreement. (8)

                    (e) Amended and Restated Eligible Institution Agreement.(6)
                        (1) Appendix A to Amended and Restated Eligible
                            Institution Agreement. (8)


                    (f) Form of Expense Reimbursement Agreement with respect to
                        The 59 Wall Street U.S. Equity Fund.(6)


                    (g) Form of Expense Reimbursement Agreement with respect to
                        The 59 Wall Street Short/Intermediate Fixed
                        Fund.(6)

              10 --     Opinion of Counsel (including consent).(2)

              11 --     Independent auditors' consent.(8)

              12 --     Not Applicable.

              13 -- Copies of investment representation letters from initial shareholders.(2)

              14 --     Not Applicable.

              15 --     Not Applicable.



              16 --    Schedule for Computation of Performance Quotations.(8)


              17 --    Financial Data Schedule.(8)


              19 -- Power of Attorney of Trustees and officers of International Equity Portfolio. (9)

---------------------
(1)Filed with the initial Registration Statement on July 16, 1990.

(2)Filed with Amendment No. 1 to this Registration Statement on October 9, 1990.

(3)Filed with Amendment No.2 to this Registration Statement on February 14,
   1991.

(4)Filed with Amendment No. 5 to this Registration Statement on June 15, 1992.

(5)Filed with Amendment No. 7 to this Registration Statement on March 1, 1993.

(6)Filed with Amendment No.9 to this Registration Statement on
   December 30, 1993.

(7)Filed with Amendment No. 24 to this Registration Statement on
   February 28, 1996.

(8)To be filed by amendment.

(9)Filed herewith.




Item 25.  Persons Controlled by or Under Common Control with Registrant.

         See "Directors and Officers" in the Statement of Additional Information filed as part of this Registration Statement.

Item 26.  Number of Holders of Securities.


    Title of Class                            Number of Record Holders
     Common Stock                               (as of January 31, 1997)


The 59 Wall Street Small Company Fund                      502
The 59 Wall Street European Equity Fund                  1,422
The 59 Wall Street Pacific Basin Equity Fund             1,466
The 59 Wall Street Short/Intermediate
  Fixed Income Fund                                        115
The 59 Wall Street U.S. Equity Fund                        445
The 59 Wall Street International Equity Fund                 0
The 59 Wall Street Emerging Markets Fund                     0

Item 27.          Indemnification

         Reference is made to Article VII of Registrant's By-Laws and to Section 5 of the Distribution Agreement between the Registrant and 59 Wall Street Distributors, Inc.

         Registrant, its Directors and officers, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Adviser.

         The Registrant's investment adviser, Brown Brothers Harriman & Co. ("BBH & Co."), is a New York limited partnership. BBH & Co. conducts a general banking business and is a member of the New York Stock Exchange, Inc.

         To the knowledge of the Registrant, none of the general partners or officers of BBH & Co. is engaged in any other business, profession, vocation or employment of a substantial nature.

Item 29.          Principal Underwriters.

         1.       (a)      59 Wall Street Distributors, Inc. ("59 Wall Street
                           Distributors") and its affiliates, also serves as administrator and/or distributor to other registered investment companies.

                  (b) Set forth below are the names, principal business addresses and positions of each Director and officer of 59 Wall Street Distributors. The principal business address of these individuals is c/o 59 Wall Street Distributors, Inc., 6 St. James Avenue, Boston, MA 02116. Unless otherwise specified, no officer or Director of 59 Wall Street Distributors serves as an officer or Director of the Registrant.

                         Position and Offices with        Position and Offices
    Name                 59 Wall Street Distributors      with the Registrant
-------------            ---------------------------      --------------------

Philip W. Coolidge       Chief Executive                  President
                          Officer, President
                          and Director

John R. Elder            Assistant Treasurer              Treasurer


Linda T. Gibson          Assistant Secretary              Secretary


Molly S. Mugler          Assistant Secretary              Assistant Secretary


Linwood C. Downs         Treasurer                               --


Robert Davidoff          Director                                --
CMNY Capital, L.P.
135 East 57th Street
New York, NY  10022

Donald Chadwick          Director                                --
Scarborough & Company
110 East 42nd Street
New York, NY  10017

Leeds Hackett           Director                                  --
National Credit
Management Corporation
10155 York Road
Cockeysville, MD  21030

Laurence E. Levine      Director                                  --
First International
  Capital Ltd.
130 Sunrise Avenue
Palm Beach, FL  33480


         (c)      Not Applicable.

Item 30.          Location of Accounts and Records.

         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of:

         The 59 Wall Street Fund, Inc.
         6 St. James Avenue
         Boston, MA 02116

         Brown Brothers Harriman & Co.
         59 Wall Street
         New York, NY 10005
            (investment adviser, eligible institution and shareholder servicing agent)

         59 Wall Street Distributors, Inc.
         6 St. James Avenue
         Boston, MA 02116
            (distributor)

         59 Wall Street Administrators, Inc.
         6 St. James Avenue
         Boston, MA 02116
         (subadministrator)

         State Street Bank and Trust Company
         1776 Heritage Drive
         North Quincy, MA 02171
        (custodian and transfer agent)

Item 31.          Management Services.

         Other than as set forth under the caption "Management of the Corporation" in the Prospectus constituting Part A of the Registration Statement, Registrant is not a party to any management-related service contract.

Item 32.          Undertakings.

         (a) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.



         (b) The Registrant undertakes to file a post-effective amendment, including financials, which need not be certified, within four to six months following the commencement of operations of each of its series. The financial statements included in such amendment will be as of and for the time period ended on a date reasonably close or as soon as practicable to the date of the amendment.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston, and Commonwealth of Massachusetts on the 18th day of February, 1997.


                                                THE 59 WALL STREET FUND, INC.

                                                 By /s/ PHILIP W. COOLIDGE
                                                (Philip W. Coolidge, President)


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.

Signature                                     Title

/s/ J.V. SHIELDS, JR.                         Director and Chairman of
 (J.V. Shields, Jr.)                          the Board



/s/ PHILIP W. COOLIDGE                        President (Principal
(Philip W. Coolidge)                          Executive Officer)



/s/ EUGENE P. BEARD                           Director
(Eugene P. Beard)


/s/ DAVID P. FELDMAN                          Director
(David P. Feldman)


/s/ ARTHUR D. MILTENBERGER                    Director
(Arthur D. Miltenberger)


/s/ ALAN D. LOWY                              Director
(Alan D. Lowy)

/S/ JOHN R. ELDER                             Treasurer
(John R. Elder)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the Paget, Bermuda on the 21 day of February, 1997.


                             THE 59 WALL STREET INTERNATIONAL EQUITY PORTFOLIO

                              By /s/ SUSAN JAKUBOSKI
                             (Susan Jakuboski, Assistant Treasurer)


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.

Signature                                     Title

PHILIP W. COOLIDGE*                      President of the Portfolio
(Philip W. Coolidge)


H.B. ALVORD*                            Trustee and Chairman of the Board
(H.B. Alvord)


RICHARD L. CARPENTER*                   Trustee
(Richard L. Carpenter)


CLIFFORD A. CLARK*                      Trustee
(Clifford A. Clark)


DAVID M. SEITZMAN*                      Trustee
(David M. Seitzman)


JOHN R. ELDER*                          Treasurer of the Portfolio
(John R. Elder)


*By: /s/SUSAN JAKUBOSKI
     Susan Jakuboski as Attorney-in-Fact pursuant to
     Powers of Attorney filed herein.

                               INDEX TO EXHIBITS


19   Powers of Attorney.